UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22321

MAINSTAY FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: November 30 (MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund)

Date of reporting period: May 31, 2017

FORM N-CSR

The information presented in this Form N-CSR relates solely to MainStay Cushing Energy Income Fund, MainStay Cushing MLP Premier Fund and MainStay Cushing Renaissance Advantage Fund series of the Registrant.

Item 1.	Reports to Stockholders.

MainStay Cushing® Funds

Message from the President and Semiannual Report

Unaudited  |  May 31, 2017

MainStay Cushing® MLP Premier Fund

MainStay Cushing® Renaissance Advantage Fund

MainStay Cushing® Energy Income Fund

This page intentionally left blank

Message from the President

The six months ended May 31, 2017, proved to be a strong period for many equity investors and a positive period for many bond investors.

The reporting period began as the markets were recovering from the U.S. election. Once the Republicans had gained control of the White House, the Senate and the House of Representatives, many investors hoped to see an end to political gridlock; and although debate has continued on a number of issues, the U.S. stock market steadily climbed through the end of the reporting period.

According to FTSE-Russell U.S. market data, the stock market as a whole earned positive double-digit returns during the reporting period, with growth stocks outperforming value stocks at all capitalization levels. Generally speaking, returns tended to be higher for larger-capitalization companies and lower for companies with smaller capitalizations.

Within the S&P 500® Index, which is widely regarded as the standard measure of large-cap U.S. stock market performance, energy stocks suffered as oil prices weakened, and telecommunication services companies saw slightly negative overall returns. Stocks of information technology and utility companies, on the other hand, were particularly strong.

In December 2016 and March 2017, the Federal Reserve announced increases in the target range for the federal funds rate. These moves, which brought the federal funds target range to 0.75% to 1.00%, were felt across the bond market. During the reporting period, yields rose on U.S. Treasury securities with maturities of up to two years, but yields declined on U.S. Treasury securities with longer maturities.

As short- and long-term yields moved somewhat closer together, short-term fixed-income securities benefited from higher yields and longer-term bonds benefited from rising prices. As a result, all taxable and municipal bond sectors saw positive total returns during the reporting period, with longer-term securities generally outperforming shorter-term securities. Convertible securities, high-yield bonds and floating-rate loans, which tend to be less sensitive to interest-rate changes, also provided solid positive total returns.

International stock markets advanced strongly during the reporting period, with European stocks earning well over 20%. The Pacific region and Japan were not as strong but provided solid positive returns. Emerging markets were also strong during the reporting period, despite weak commodity prices.

Many short-term political, economic and world events affected the markets during the reporting period. Nevertheless, at MainStay, we believe that the primary concern of our portfolio managers should be the long-term welfare of our shareholders. We appreciate the discipline our portfolio managers seek to apply in their long-term investment decisions.

Our portfolio managers seek to pursue the investment objectives of their respective MainStay Funds using the various investment strategies outlined in the Fund’s Prospectus. Utilizing their years of professional market experience, they seek to enhance returns when possible, manage risk as necessary and view short-term events in light of long-term investment goals.

At MainStay, we believe that shareholders who maintain a long-term perspective may be better able to weather turbulent markets, avoid selling when prices are low and stay focused on their reasons for choosing MainStay Funds.

The report that follows provides more detailed information about the markets, securities and decisions that affected your MainStay Fund(s) during the six months ended May 31, 2017. We invite you to read it carefully and use the information as part of your ongoing portfolio evaluation and review.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Semiannual Report

Investors should refer to each Fund’s Summary Prospectus and/or Prospectus and consider each Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about each Fund. You may obtain copies of each Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, New Jersey 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at mainstayinvestments.com/documents. Please read each Summary Prospectus and/or Prospectus carefully before investing.

MainStay Cushing MLP Premier Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	10/20/2010	–7.31 –1.91%	0.86 6.73%	–0.62 0.51%	0.11 0.97%	1.53 1.53%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–7.31 –1.91	0.86 6.73	–12.93 –11.21	N/A N/A	1.55 1.55
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	10/20/2010	–3.27 –2.34	4.87 5.82	–0.26 –0.26	0.19 0.19	2.30 2.30
Class I Shares[3]	No Sales Charge		10/20/2010	–1.80	6.91	0.77	1.22	1.28

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then–existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® MLP Premier Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® MLP Premier Fund commenced operations on October 20, 2010.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Benchmark Performance	Six Months	One Year	Five Years or Since Inception	Ten Years or Since Inception
S&P 500® Index[4]	10.81%	17.47%	15.42%	13.85%
Average Lipper Energy MLP Fund[5]	–1.50	7.89	1.63	3.20

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

6	MainStay Cushing MLP Premier Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing MLP Premier Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2016, to May 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2016, to May 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/16	Ending Account Value (Based on Actual Returns and Expenses) 5/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$980.90	$7.36	$1,017.50	$7.49	1.49%

Investor Class Shares	$1,000.00	$980.90	$7.46	$1,017.40	$7.59	1.51%

Class C Shares	$1,000.00	$976.60	$11.14	$1,013.66	$11.35	2.26%

Class I Shares	$1,000.00	$982.00	$6.13	$1,018.75	$6.24	1.24%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the six-month period). Expenses for the six-month period ended May 31, 2017 excluded a franchise tax expense to the Fund that equaled 0.01% for Class A, 0.01% for Investor Class, 0.01% for Class C, and 0.01% for Class I. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

7

Portfolio Composition as of May 31, 2017(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2017 (excluding short-term investments) (Unaudited)

1.	Energy Transfer Partners, L.P.

2.	Targa Resources Corporation

3.	Tesoro Logistics, L.P.

4.	Shell Midstream Partners, L.P.

5.	Williams Partners, L.P.
6.	Enterprise Products Partners, L.P.

7.	MPLX, L.P.

8.	Energy Transfer Equity, L.P.

9.	EQT Midstream Partners, L.P.

10.	EnLink Midstream Partners, L.P.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Preferred Stocks
(4)	Common Stocks

8	MainStay Cushing MLP Premier Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank and Kevin P. Gallagher, CFA, of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing MLP Premier Fund perform relative to its primary benchmark and peers during the six months ended May 31, 2017?

Excluding all sales charges, MainStay Cushing MLP Premier Fund returned –1.91% for Class A and Investor Class shares and –2.34% for Class C shares for the six months ended May 31, 2017. Over the same period, Class I shares returned –1.80%. For the six months ended May 31, 2017, all share classes underperformed the 10.81% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes underperformed the –1.50% return of the Average Lipper2 Energy MLP Fund. See page 5 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s performance lagged that of the S&P 500® Index because the Fund focuses on companies in the energy, industrial and manufacturing sectors. The S&P 500® Index, on the other hand, tracks the performance of stocks in a wide variety of sectors. The stocks in the energy sector of the S&P 500® Index collectively returned –10.78% for the reporting period, as compared to the 10.81% performance of the S&P 500® Index during the reporting period.

In late 2016, commodity prices and energy equities benefited from favorable production commitments agreed to by certain Organization of the Petroleum Exporting Countries (“OPEC”) and non-OPEC nations (“OPEC Agreement”) as well as indications that the newly elected U.S. president would increase infrastructure spending and reduce federal regulation. Investor sentiment in energy-related equities (including those held by the Fund), however, progressively worsened as the reporting period continued.

The Fund’s holdings are primarily related to midstream energy infrastructure master limited partnerships (“MLPs”). In our view, fundamentals for the industry generally improved for these businesses during the reporting period. We believe, however, that several specific factors weighed on investor sentiment and resulted in the Fund underperforming the S&P 500® Index on a relative basis. These factors included: (1) continued crude oil price volatility; (2) uncertainty regarding the exit strategy related to the OPEC Agreement; (3) continued elevated domestic crude oil inventories that weighed on crude oil prices; (4) broader equity weakness in the energy sector; (5) investor concern related to increasing midstream competitive forces (particularly in the Permian Basin) driven in part by several significant new project proposals; (6) higher-than-expected capital spending plans and MLP equity issuance in the face of anemic MLP product fund flows; (7) ongoing regulatory and environmental pressure; and (8) lack of conviction in the federal government’s ability to execute on its pro-business and pro-energy agenda.

Which subsectors were the strongest contributors to the Fund’s relative performance and which subsectors were particularly weak?

The strongest positive contributors to the Fund’s relative performance during the reporting period were the large-cap diversified MLPs natural gas transportation & storage, and MLP general partnerships subsectors. (Contributions take weightings and total returns into account.) The weakest contributions to the Fund’s relative performance, all of which were negative, came from the crude oil & refined products, natural gas gatherers & processors, and propane subsectors.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The strongest positive contributors to the Fund’s absolute performance during the reporting period were crude oil & refined products MLP Tesoro Logistics, L.P.; large-cap diversified MLP ONEOK Partners, L.P.; and large-cap diversified MLP Williams Partners, L.P. Tesoro Logistics largely benefited from an expected merger with an affiliate, Western Refining Logistics, L.P., as well as from speculation about possible steps to improve Tesoro Logistics’ cost of capital. ONEOK Partners’ performance benefited from the announced merger with its parent, ONEOK Inc. Williams Partners benefited from restructuring steps taken with its parent, The Williams Companies, Inc.

The most substantial detractors from the Fund’s absolute performance during the reporting period included crude oil & refined products MLPs NGL Energy Partners, L.P., and Enbridge Energy Partners, L.P., and large-cap diversified MLP Plains All American Pipeline, L.P. NGL Energy Partners and Plains All American Pipeline were negatively affected by weaker-than-expected quarterly earnings results, and both partnerships lowered forward guidance. Enbridge Energy Partners’ performance was negatively affected by its parent’s announced strategic review, which resulted in a distribution cut at the partnership. Each of these detractors provided negative total returns during the reporting period. In light of these developments, the Fund reduced its positions in each of these partnerships.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made a significant purchase of crude oil & refined products MLP Phillips 66 Partners L.P., because we believed that the market would reward higher-growth partnerships after

1.	See footnote on page 6 for more information on the S&P 500® Index.
2.	See footnote on page 6 for more information on Lipper Inc.

9

these partnerships had dramatically underperformed in 2016. The Fund also purchased natural gas gatherers & processors MLP DCP Midstream Partners, L.P., for reasons including its favorable basin exposure (e.g., the Permian Basin), commodity-related upside potential and the partnership’s attractive yield.

During the reporting period the Fund made significant sales of MLP general partnership ONEOK, Inc., for two reasons. First, we were concerned about the combined effective position with the company’s underlying MLP, ONEOK Partners, L.P., following the announced simplification merger transaction. Second, the sale allowed the Fund to take profits. The Fund also made significant sales of crude oil & refined products MLP Enbridge Energy Partners, L.P., because of the partnership’s strategic review and distribution cut.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the only material increase in the Fund’s exposure was in the natural gas gatherers & processors subsector. The increase was prompted by the ongoing energy cycle recovery. The Fund reduced exposure to the MLP general partnerships subsector, in light of the sale of ONEOK, Inc. The Fund also reduced exposure to the large-cap diversified subsector, in part because of the sale of Plains All American Pipeline, L.P.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2017, the Fund’s most substantial subsector positions were in the large-cap diversified MLP and natural gas gatherers & processors subsectors. As of the same date, these two subsectors represented more than half of the Fund’s net assets.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

10	MainStay Cushing MLP Premier Fund

Portfolio of Investments May 31, 2017 (Unaudited)

	Shares	Value
Common Stocks 5.7%†
Diversified General Partners 0.5%
United States 0.5%
SemGroup Corporation	214,755	$6,657,405

Natural Gas Gatherers & Processors 5.2%
United States 5.2%
♦Targa Resources Corporation	1,575,975	72,384,532

Total Common Stocks (Cost $60,447,349)		79,041,937

MLP Investments and Related Companies 90.4%
Crude Oil & Refined Products 22.0%
United States 22.0%
Blueknight Energy Partners, L.P. (a)	2,161,200	15,020,340
Enbridge Energy Partners, L.P.	1,212,800	20,083,968
Genesis Energy, L.P.	1,300,061	40,548,903
♦MPLX, L.P.	1,726,126	57,048,464
NuStar Energy, L.P.	1,094,000	49,864,520
♦Shell Midstream Partners, L.P.	1,995,434	59,523,796
♦Tesoro Logistics, L.P.	1,218,600	64,561,428

		306,651,419

General Partners 7.2%
United States 7.2%
Crestwood Equity Partners, L.P.	1,905,000	43,624,500
♦Energy Transfer Equity, L.P.	3,312,200	56,439,888

		100,064,388

Large Cap Diversified 26.9%
United States 26.9%
♦Energy Transfer Partners, L.P.	6,001,368	130,589,767
♦Enterprise Products Partners, L.P.	2,154,750	57,768,848
Magellan Midstream Partners, L.P.	381,615	27,701,433
ONEOK Partners, L.P.	981,600	48,010,056
Plains All American Pipeline, L.P.	1,890,905	50,071,164
♦Williams Partners, L.P.	1,514,000	59,303,380

		373,444,648

Natural Gas Gatherers & Processors 16.2%
United States 16.2%
American Midstream Partners, L.P.	1,700,000	20,485,000
DCP Midstream Partners, L.P.	1,621,000	54,757,380
Enable Midstream Partners, L.P.	1,800,000	27,774,000
♦EnLink Midstream Partners, L.P.	3,301,700	56,029,849
Summit Midstream Partners LP	1,130,000	26,103,000
Western Gas Partners, L.P.	733,600	40,883,528

		226,032,757

	Shares	Value
Natural Gas Transportation & Storage 7.2%
United States 7.2%
♦EQT Midstream Partners, L.P.	765,000	$56,426,400
Spectra Energy Partners, L.P.	375,000	16,177,500
Tallgrass Energy Partners, L.P.	550,000	27,280,000

		99,883,900

Oil & Gas Storage & Transportation 3.2%
United States 3.2%
Phillips 66 Partners, L.P.	890,000	44,072,800

Propane 5.2%
United States 5.2%
NGL Energy Partners, L.P.	4,079,588	55,482,397
Suburban Propane Partners, L.P.	735,204	17,380,223

		72,862,620

Shipping 2.5%
Republic of the Marshall Islands 2.5%
GasLog Partners, L.P.	161,217	3,530,652
Golar LNG Partners, L.P.	1,550,000	30,628,000

		34,158,652

Total MLP Investments and Related Companies (Cost $1,044,341,792)		1,257,171,184

Preferred Stocks 1.1%
Crude Oil & Refined Products 1.1%
United States 1.1%
Blueknight Energy Partners, L.P. (a)
11.00%	1,902,541	15,068,125

Total Preferred Stocks (Cost $14,312,123)		15,068,125

Short-Term Investments—Investment Companies 3.9%
United States 3.9%
Fidelity Government Portfolio Fund—Institutional Class, 0.64% (b)	13,782,550	13,782,550
First American Prime Obligations Fund—Class Z, 0.66% (b)	13,782,551	13,782,551
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 0.71% (b)	13,782,551	13,782,551
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 0.68% (b)	13,782,551	13,782,551

Total Short-Term Investments—Investment Companies (Cost $55,130,203)		55,130,203

Total Investments (Cost $1,174,231,467) (c)	101.1%	1,406,411,449
Other Assets, Less Liabilities	(1.1)	(15,585,391)
Net Assets	100.0%	$1,390,826,058

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2017, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments May 31, 2017 (Unaudited) (continued)

(a)	Illiquid security—As of May 31, 2017, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $30,088,465, which represented 2.16% of the Fund’s net assets.

(b)	Rate reported is the current yield as of May 31, 2017.

(c)	As of May 31, 2017, cost was $1,065,593,357 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$345,799,001
Gross unrealized depreciation	(4,980,909)

Net unrealized appreciation	$340,818,092

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$79,041,937	$—	$—	$79,041,937
MLP Investments and Related Companies	1,257,171,184	—	—	1,257,171,184
Preferred Stocks	15,068,125	—	—	15,068,125
Short-Term Investments—Investment Companies	55,130,203	—	—	55,130,203

Total Investments in Securities	$1,406,411,449	$—	$—	$1,406,411,449

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the six months ended May 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of May 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3) (See Note 2).

12	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of May 31, 2017 (Unaudited)

Assets
Investments, at value (identified cost $1,174,231,467)	$1,406,411,449
Receivables:
Fund shares sold	3,365,141
Investments sold	2,443,048
Dividends and interest	26,872
Prepaid expenses	127,718

Total assets	1,412,374,228

Liabilities
Payables:
Investments purchased	9,428,693
Fund shares redeemed	9,138,579
Advisory fees (See Note 3)	1,363,460
Distributions payable	654,114
NYLIFE Distributors (See Note 3)	531,961
Transfer agent (See Note 3)	289,190
Professional fees	112,316
Shareholder communication	21,256
Trustees	2,393
Custodian	2,168
Accrued expenses	4,040

Total liabilities	21,548,170

Net assets	$1,390,826,058

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$107,269
Additional paid-in capital	1,685,162,336

1,685,269,605
Accumulated net investment loss, net of income taxes	(94,934,214)
Accumulated net realized gain (loss) on investments, net of income taxes	(372,395,706)
Net unrealized appreciation (depreciation) on investments, net of income taxes	172,886,373

Net assets	$1,390,826,058

Class A
Net assets applicable to outstanding shares	$294,748,996

Shares of beneficial interest outstanding	22,335,374

Net asset value per share outstanding	$13.20
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.97

Investor Class
Net assets applicable to outstanding shares	$3,411,379

Shares of beneficial interest outstanding	258,459

Net asset value per share outstanding	$13.20
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price per share outstanding	$13.97

Class C
Net assets applicable to outstanding shares	$523,477,198

Shares of beneficial interest outstanding	42,448,168

Net asset value per share outstanding	$12.33

Class I
Net assets applicable to outstanding shares	$569,188,485

Shares of beneficial interest outstanding	42,226,685

Net asset value per share outstanding	$13.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the six months ended May 31, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions (Net of return of capital of $49,342,392)	$4,222,866
Interest	129,229

Total income	4,352,095

Expenses
Manager (See Note 3)	8,236,271
Distribution/Service—Class A (See Note 3)	432,694
Distribution/Service—Investor Class (See Note 3)	4,399
Distribution/Service—Class C (See Note 3)	2,846,983
Transfer agent (See Note 3)	685,195
Shareholder communication	151,749
Professional fees	136,197
Registration	64,534
Franchise tax	63,709
Trustees	20,185
Custodian	7,931
Insurance	6,112
Miscellaneous	22,061

Net expenses	12,678,020

Net investment income (loss)	(8,325,925)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	14,680,238
Net change in unrealized appreciation (depreciation) on investments	(38,689,146)

Net realized and unrealized gain (loss) on investments	(24,008,908)

Net increase (decrease) in net assets resulting from operations	$(32,334,833)

14	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

	Six months ended May 31, 2017 (Unaudited)	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(8,325,925)	$(16,842,938)
Net realized gain (loss) on investments	14,680,238	(330,857,127)
Net change in unrealized appreciation (depreciation) on investments	(38,689,146)	438,170,675

Net increase (decrease) in net assets resulting from operations	(32,334,833)	90,470,610

Dividends and distributions to shareholders:
From return of capital:
Class A	(15,624,511)	(32,834,263)
Investor Class	(162,030)	(322,772)
Class C	(27,803,204)	(56,214,748)
Class I	(26,345,709)	(45,625,207)

Total dividends and distributions to shareholders	(69,935,454)	(134,996,990)

Capital share transactions:
Net proceeds from sale of shares	285,462,473	547,017,899
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	66,108,036	127,556,186
Cost of shares redeemed	(242,259,629)	(570,443,205)

Increase (decrease) in net assets derived from capital share transactions	109,310,880	104,130,880

Net increase (decrease) in net assets	7,040,593	59,604,500

Net Assets
Beginning of period	1,383,785,465	1,324,180,965

End of period	$1,390,826,058	$1,383,785,465

Accumulated net investment loss, net of income taxes	$(94,934,214)	$(86,608,289)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,
Class A	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$14.09		$14.47		$22.15		$21.36		$19.48		$19.92

Net investment income (loss) (a)	(0.07)		(0.16)		0.03		(0.09)		(0.12)		(0.13)
Net realized and unrealized gain (loss) on investments	(0.15)		1.23		(6.37)		2.21		3.34		1.02

Total from investment operations	(0.22)		1.07		(6.34)		2.12		3.22		0.89

Less dividends and distributions:
From net investment income	—		—		—		(0.59)		—		—
From return of capital	(0.67)		(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(0.67)		(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		0.01		0.00	‡	0.01

Net asset value at end of period	$13.20		$14.09		$14.47		$22.15		$21.36		$19.48

Total investment return (c)	(1.91%)		8.75%		(29.92%)		10.00%		16.91%		4.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.90	%)(d)††	(1.21	%)(d)	8.32	% (d)(e)	(6.46	%)(e)	(9.12	%)(e)	(2.95	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.89	%)(d)††	(1.22	%)(d)	(0.24	%)(d)(e)	(0.97	%)(e)	(1.18	%)(e)	(1.23	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	1.50	% (d)††	1.52	% (d)	(7.07	%)(d)(e)	7.08	% (e)	9.59	% (e)	3.37	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.50	% (d)††	1.52	% (d)	(7.07	%)(d)(e)	7.03	% (e)	9.57	% (e)	3.43	% (e)
Portfolio turnover rate	13%		52%		32%		21%		27%		43%
Net assets at end of period (in 000’s)	$294,749		$360,473		$317,903		$531,607		$487,318		$306,054

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2016 to May 31, 2017, the Fund accrued $63,709 in franchise tax expense, of which $14,632 is attributable to Class A.
For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,819) is attributable to Class A.
For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $128,449 is attributable to Class A.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $39,834,200 is attributable to Class A.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $30,305,000 is attributable to Class A.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $31,765,943 is attributable to Class A.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $3,616,649 is attributable to Class A.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.49%, 1.53%, 1.49%, 1.54%, 1.63% and 1.71% for the period from December 1, 2016 to May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, 2013, and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.49%, 1.53%, 1.49%, 1.59%, 1.65% and 1.65% for the period from December 1, 2016 to May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

16	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,				July 12, 2014** through November 30,
Investor Class	(Unaudited)		2016		2015		2014
Net asset value at beginning of period	$14.09		$14.47		$22.15		$24.02

Net investment income (loss) (a)	(0.07)		(0.15)		(0.00	)‡	(0.03)
Net realized and unrealized gain (loss) on investments	(0.15)		1.22		(6.34)		(1.17)

Total from investment operations	(0.22)		1.07		(6.34)		(1.20)

Less dividends and distributions:
From net investment income	—		—		—		(0.29)
From return of capital	(0.67)		(1.45)		(1.34)		(0.38)

Total dividends and distributions	(0.67)		(1.45)		(1.34)		(0.67)

Net asset value at end of period	$13.20		$14.09		$14.47		$22.15

Total investment return (b)	(1.91%)		8.75%		(29.91	%)(c)	(5.12	%)(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.93	%)(d)††	(1.16	%)(d)	8.17	% (d)(e)	2.79	% (e)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.92	%)(d)††	(1.16	%)(d)	(0.38	%)(d)(e)	(0.52	%)(e)††
Net expenses (including net deferred income tax (benefit) expense) (f)	1.52	% (d)††	1.55	% (d)	(7.05	%)(d)(e)	(1.80	%)(e)††
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.52	% (d)††	1.55	% (d)	(7.05	%)(d)(e)	(1.80	%)(e)††
Portfolio turnover rate	13%		52%		32%		21%
Net assets at end of period (in 000’s)	$3,411		$3,157		$2,631		$1,310

**	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2016 to May 31, 2017, the Fund accrued $63,709 in franchise tax expense, of which $150 is attributable to Investor Class.
For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(50) is attributable to Investor Class.
For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $830 is attributable to Investor Class.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $202,049 is attributable to Investor Class. For the period from July 12, 2014 to November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $17,830 of deferred income tax benefit is attributable to Investor Class.
(f)

The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.51%, 1.55%, 1.50% and 1.51%, for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.51%, 1.55%, 1.50% and 1.51% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,
Class C	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$13.26		$13.81		$21.36		$20.79		$19.14		$19.73

Net investment income (loss) (a)	(0.12)		(0.24)		(0.12)		(0.25)		(0.27)		(0.27)
Net realized and unrealized gain (loss) on investments	(0.14)		1.14		(6.09)		2.16		3.26		1.02

Total from investment operations	(0.26)		0.90		(6.21)		1.91		2.99		0.75

Less dividends and distributions:
From net investment income	—		—		—		(0.59)		—		—
From return of capital	(0.67)		(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(0.67)		(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		0.00	‡	0.00	‡	0.00	‡

Net asset value at end of period	$12.33		$13.26		$13.81		$21.36		$20.79		$19.14

Total investment return (c)	(2.34%)		7.89%		(30.43%)		9.19%		16.05%		3.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(1.69	%)(d)††	(1.95	%)(d)	7.56	% (d)(e)	(5.80	%)(e)	(9.87	%)(e)	(3.70	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(1.68	%)(d)††	(1.95	%)(d)	(1.00	%)(d)(e)	(1.68	%)(e)	(1.93	%)(e)	(1.98	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	2.27	% (d)††	2.30	% (d)	(6.32	%)(d)(e)	6.46	% (e)	10.34	% (e)	4.12	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	2.27	% (d)††	2.30	% (d)	(6.32	%)(d)(e)	6.41	% (e)	10.32	% (e)	4.18	% (e)
Portfolio turnover rate	13%		52%		32%		21%		27%		43%
Net assets at end of period (in 000’s)	$523,477		$538,336		$553,892		$859,193		$568,837		$252,473

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2016 to May 31, 2017, the Fund accrued $63,709 in franchise tax expense, of which $24,197 is attributable to Class C.
For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,231) is attributable to Class C.
For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $220,745 is attributable to Class C.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $66,219,265 is attributable to Class C.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $31,069,447 is attributable to Class C.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $33,095,235 is attributable to Class C.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $147,543 is attributable to Class C.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 2.26%, 2.30%, 2.24% 2.29%, 2.38% and 2.46% for the period from December 1, 2016 to May 31, 2017 and fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 2.26%, 2.30%, 2.24%, 2.34%, 2.40% and 2.40% for the period from December 1, 2016 to May 31, 2017 and the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

18	MainStay Cushing MLP Premier Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,
Class I	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$14.36		$14.69		$22.40		$21.54		$19.57		$19.96

Net investment income (loss) (a)	(0.05)		(0.12)		0.07		(0.03)		(0.07)		(0.08)
Net realized and unrealized gain (loss) on investments	(0.16)		1.24		(6.44)		2.22		3.36		1.02

Total from investment operations	(0.21)		1.12		(6.37)		2.19		3.29		0.94

Less dividends and distributions:
From net investment income	—		—		—		(0.59)		—		—
From return of capital	(0.67)		(1.45)		(1.34)		(0.75)		(1.34)		(1.34)

Total dividends and distributions	(0.67)		(1.45)		(1.34)		(1.34)		(1.34)		(1.34)

Redemption fees retained (a)(b)	—		—		—		0.01		0.02		0.01

Net asset value at end of period	$13.48		$14.36		$14.69		$22.40		$21.54		$19.57

Total investment return (c)	(1.80%)		8.97%		(29.71%)		10.25%		17.37%		4.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	(0.67	%)(d)††	(0.93	%)(d)	8.53	% (d)(e)	(2.90	%)(e)	(8.87	%)(e)	(2.70	%)(e)
Net investment income (loss) (excluding net deferred income tax benefit (expense))	(0.66	%)(d)††	(0.93	%)(d)	(0.02	%)(d)(e)	(0.62	%)(e)	(0.93	%)(e)	(0.98	%)(e)
Net expenses (including net deferred income tax (benefit) expense) (f)	1.25	% (d)††	1.28	% (d)	(7.31	%)(d)(e)	3.61	% (e)	9.34	% (e)	3.12	% (e)
Expenses (before waiver/recoupment, including net deferred income tax (benefit) expense) (f)	1.25	% (d)††	1.28	% (d)	(7.31	%)(d)(e)	3.57	% (e)	9.32	% (e)	3.18	% (e)
Portfolio turnover rate	13%		52%		32%		21%		27%		43%
Net assets at end of period (in 000’s)	$569,189		$481,819		$449,755		$579,546		$221,196		$92,104

***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period.
For the period from December 1, 2016 to May 31, 2017, the Fund accrued $63,709 in franchise tax expense, of which $24,730 is attributable to Class I.
For the year ended November 30, 2016, the Fund accrued $(43,881) in franchise tax expense, of which $(14,781) is attributable to Class I.
For the year ended November 30, 2015, the Fund accrued $517,762 in franchise tax expense, of which $167,738 is attributable to Class I.
(e)	For the year ended November 30, 2015, the Fund accrued $154,807,419 in net deferred income tax benefit, of which $48,551,905 is attributable to Class I.
For the year ended November 30, 2014, the Fund accrued $70,224,241 in net deferred income tax expense, of which $8,867,624 is attributable to Class I.
For the year ended November 30, 2013, the Fund accrued $77,002,011 in net deferred income tax expense, of which $12,140,833 is attributable to Class I.
For the year ended November 30, 2012, the Fund accrued $7,120,938 in net deferred income tax expense, of which $1,072,968 is attributable to Class I.
(f)	The ratio of expenses excluding net deferred income tax expense to average net assets before waiver and recoupment was 1.24%, 1.28%, 1.24%, 1.29%, 1.38% and 1.46% for the period from December 1, 2016 to May 31, 2017 and the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively. The ratio of expenses excluding net deferred income tax expense to average net assets after waiver and recoupment was 1.24%, 1.28%, 1.24%, 1.33%, 1.40% and 1.40% for the period from December 1, 2016 to May 31, 2017 and the fiscal years ended November 30, 2016, 2015, 2014, 2013 and 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

MainStay Cushing Renaissance Advantage Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	4/2/2013	–13.68 –8.65%	1.52 7.43%	–0.12 1.25%	1.63 1.63%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–13.70 –8.68	1.37 7.27	–10.68 –8.92	1.78 1.78
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	4/2/2013	–9.92 –9.02	5.47 6.47	0.45 0.45	2.53 2.53
Class I Shares[3]	No Sales Charge		4/2/2013	–8.53	7.65	1.48	1.38

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Renaissance Advantage Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Renaissance Advantage Fund commenced operations on April 2, 2013.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

20	MainStay Cushing Renaissance Advantage Fund

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
S&P 500® Index[4]	10.81%	17.47%	13.23%
Average Lipper Natural Resources Fund[5]	–13.20	–0.54	–4.68

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Natural Resources Fund is representative of funds that invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources (including oil, natural gas, and base minerals) and/or alternative energy sources (including solar, wind, hydro, tidal, and geothermal). This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

21

Cost in Dollars of a $1,000 Investment in MainStay Cushing Renaissance Advantage Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2016, to May 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2016, to May 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/16	Ending Account Value (Based on Actual Returns and Expenses) 5/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$913.50	$7.68	$1,016.90	$8.10	1.61%

Investor Class Shares	$1,000.00	$913.20	$8.35	$1,016.21	$8.80	1.75%

Class C Shares	$1,000.00	$909.80	$11.90	$1,012.47	$12.54	2.50%

Class I Shares	$1,000.00	$914.70	$6.49	$1,018.15	$6.84	1.36%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

22	MainStay Cushing Renaissance Advantage Fund

Portfolio Composition as of May 31, 2017(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 25 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2017 (excluding short-term investments) (Unaudited)

1.	CSX Corporation

2.	Targa Resources Corporation

3.	Cheniere Energy, Inc.

4.	Dover Corporation

5.	United Rentals, Inc.
6.	Energy Transfer Partners, LP.

7.	Marathon Petroleum Corporation

8.	Jacobs Engineering Group, Inc.

9.	RSP Permian, Inc.

10.	XPO Logistics, Inc.

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks

23

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Renaissance Advantage Fund perform relative to its primary benchmark and peers during the six months ended May 31, 2017?

Excluding all sales charges, MainStay Cushing Renaissance Advantage Fund returned –8.65% for Class A shares, –8.68% for Investor Class shares and –9.02% for Class C shares for the six months ended May 31, 2017. Over the same period, Class I shares returned –8.53%. For the six months ended May 31, 2017, all share classes underperformed the 10.81% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index. Over the same period, all share classes outperformed the –13.20% return of the Average Lipper2 Natural Resources Fund. See page 20 for Fund returns with applicable sales charges.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s performance lagged that of the S&P 500® Index because the Fund focuses on companies in the energy, industrial and manufacturing sectors. The S&P 500® Index, on the other hand, tracks the performance of stocks in a wide variety of sectors. The stocks in the energy sector of the S&P 500® Index collectively returned –10.78% for the reporting period, as compared to the 10.81% performance of the S&P 500® Index during the reporting period.

Which subsectors were the strongest contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsectors that made the most substantial contributions to the Fund’s performance relative to the S&P 500® Index were transportation, refiners and chemicals. (Contributions take weightings and total returns into account.) The most substantial detractors from the Fund’s relative performance were subsectors with greater exposure to energy commodity prices, including exploration & production, oil services, and midstream energy.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The Fund’s best-performing stock during the reporting period was railroad company CSX, which had strong performance because many investors had a favorable view of the company’s new CEO and his plans to improve profitability. Other strong performers included liquefied natural gas (“LNG”) producer Cheniere Energy and LNG shipping company GasLog Partners, L.P. The stock price of both of these companies rallied during the reporting period because of a stronger-than-seasonal increase in LNG demand.

The most substantial detractors from the Fund’s absolute performance were exploration & production companies SM Energy, Extraction Oil & Gas, and Rice Energy. These companies underperformed because of declining prices for energy commodities and overall negative investor sentiment toward upstream energy companies.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund’s largest individual purchase during the reporting period was an increase in the Fund’s existing position in railroad company CSX to take advantage of a substantial sell-off in the company’s shares, despite improving volumes and comparables. Another large purchase was a new position in technical, professional and construction services company Jacobs Engineering Group. The Fund established this position because we had a favorable view of the company’s design work on petrochemical and infrastructure projects.

During the reporting period, the Fund reduced its positions in fracking sand miner U.S. Silica Holdings and LNG shipper Golar LNG, Ltd. The Fund reduced its position in U.S. Silica Holdings because of our concerns regarding increased competition from new mines in Texas. The Fund reduced its position in Golar LNG as the company successfully executed its business plan and the shares approached our near-term price target.

How did the Fund’s subsector weightings change during the reporting period?

The Fund’s most substantial subsector increase during the reporting period was in engineering & construction, caused in part by the Fund’s new position in Jacobs Engineering Group. The Fund also increased positions in a number of smaller companies that we believed could benefit from downstream energy and infrastructure spending. The Fund also increased its subsector weighting in industrials, with a focus on diversified companies that did not yet appear to be reflecting the improvement in the industrial economy.

During the reporting period, the Fund’s largest decreases in subsector weightings were in oil services and midstream energy. These reductions reflected our desire to reduce the Fund’s overall exposure to energy commodity prices.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2017, we positioned most of the Fund in a manner we believed would benefit from increasing U.S. production volumes without exposure to underlying energy commodity prices. A portion of the Fund continued to have direct commodity exposure, but the level of exposure was lower than it had been at the beginning of the reporting period.

1.	See footnote on page 21 for more information on the S&P 500® Index.
2.	See footnote on page 21 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

24	MainStay Cushing Renaissance Advantage Fund

Portfolio of Investments May 31, 2017 (Unaudited)

	Shares	Value
Common Stocks 83.9%†
Chemicals 0.9%
United States 0.9%
Westlake Chemical Corporation	30,275	$1,860,701

Commercial Service Supplies & Distributors 2.3%
United States 2.3%
MRC Global, Inc. (a)	274,593	4,956,404

Construction & Engineering 1.5%
United States 1.5%
Quanta Services, Inc. (a)	106,309	3,259,434

Diversified General Partners 4.1%
United States 4.1%
♦Marathon Petroleum Corporation	143,539	7,469,770
Phillips 66	18,201	1,385,278

		8,855,048

Energy Equipment & Services 2.0%
United States 2.0%
Halliburton Co.	91,358	4,128,468
Independence Contract Drilling, Inc. (a)	59,538	227,435

		4,355,903

Exploration & Production 7.1%
United States 7.1%
Anadarko Petroleum Corporation	32,242	1,629,188
Centennial Resource Development, Inc. (a)	300,288	4,681,490
Devon Energy Corporation	57,939	1,968,767
Extraction Oil & Gas, Inc. (a)	181,343	2,582,325
Pioneer Natural Resource Co.	25,615	4,274,119

		15,135,889

Industrials 16.1%
Ireland 1.3%
Eaton Corporation PLC	36,909	2,856,018
United States 14.8%
AECOM (a)	133,466	4,285,593
Covenant Transportation Group, Inc. (a)	247,255	4,554,437
♦Dover Corporation	97,801	8,073,473
Granite Construction, Inc.	78,947	3,699,456
HD Supply Holdings, Inc. (a)	56,662	2,286,312
♦Jacobs Engineering Group, Inc.	139,357	7,305,094
Sterling Construction Co., Inc. (a)	127,626	1,299,233

		34,359,616

Machinery 1.1%
United States 1.1%
Flowserve Corporation	46,830	2,271,255

	Shares	Value
Materials 2.4%
United States 2.4%
AK Steel Holding Corporation (a)	430,442	$2,625,696
U.S. Silica Holdings, Inc.	28,724	1,091,512
United States Steel Corporation	71,709	1,495,133

		5,212,341

Natural Gas Gatherers & Processors 4.1%
United States 4.1%
♦Targa Resources Corporation	191,583	8,799,407

Oil & Gas Equipment & Services 6.6%
Ireland 2.9%
Weatherford International PLC (a)	1,303,910	6,258,768
United States 3.7%
C&J Energy Services, Inc. (a)	33,987	1,147,401
Keane Group, Inc. (a)	131,710	2,025,700
NCS Multistage Holdings, Inc. (a)	34,604	908,009
ProPetro Holding Corporation (a)	126,325	1,673,806
Select Energy Services, Inc. (a)	143,823	2,183,233

		14,196,917

Oil & Gas Exploration & Production 12.5%
United States 12.5%
Callon Petroleum Co. (a)	384,120	4,348,239
Cimarex Energy Co.	9,402	1,011,279
Diamondback Energy, Inc. (a)	22,895	2,123,740
Newfield Exploration Co. (a)	130,207	4,229,124
Parsley Energy, Inc. (a)	97,962	2,904,573
Rice Energy, Inc. (a)	276,394	5,527,880
♦RSP Permian, Inc. (a)	180,653	6,429,440

		26,574,275

Oil & Gas Storage & Transportation 5.1%
Bermuda 1.2%
GasLog Ltd.	206,376	2,672,569
United States 3.9%
♦Cheniere Energy, Inc. (a)	169,336	8,250,050

		10,922,619

Shipping 2.4%
Bermuda 2.4%
Golar LNG Ltd.	216,596	5,039,106

Trading Companies & Distributors 4.0%
United States 4.0%
♦United Rentals, Inc. (a)	70,446	7,659,594
Univar, Inc. (a)	28,310	861,190

		8,520,784

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2017, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments May 31, 2017 (Unaudited) (continued)

	Shares	Value
Common Stocks (continued)
Transportation 11.7%
United States 11.7%
♦CSX Corporation	207,003	$11,213,352
Genesee & Wyoming, Inc. (a)	36,614	2,398,217
Swift Transportation Co. (a)	203,938	4,884,315
♦XPO Logistics, Inc. (a)	121,631	6,397,791

		24,893,675

Total Common Stocks (Cost $181,632,367)		179,213,374

MLP Investments and Related Companies 12.2%
Crude Oil & Refined Products 1.2%
United States 1.2%
MPLX, L.P.	75,888	2,508,099

General Partners 1.5%
United States 1.5%
Energy Transfer Equity, L.P.	187,377	3,192,904

Large Cap Diversified 3.6%
United States 3.6%
♦Energy Transfer Partners, L.P.	351,857	7,656,397

Natural Gas Gatherers & Processors 0.9%
United States 0.9%
American Midstream Partners, L.P.	163,856	1,974,465

Other 0.9%
United States 0.9%
Hi-Crush Partners, L.P. (a)	151,267	1,974,034

Propane 2.2%
United States 2.2%
NGL Energy Partners, L.P.	347,622	4,727,659

Shipping 1.9%
Republic of the Marshall Islands 1.9%
GasLog Partners, L.P.	190,506	4,172,081

Total MLP Investments and Related Companies (Cost $26,402,359)		26,205,639

	Shares	Value
Short-Term Investments—Investment Companies 3.7%
United States 3.7%
Fidelity Government Portfolio Fund—Institutional Class, 0.64% (b)	1,962,575	$1,962,575
First American Prime Obligations Fund—Class Z, 0.66% (b)	1,962,575	1,962,575
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 0.71% (b)	1,962,575	1,962,575
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 0.68% (b)	1,962,576	1,962,576

Total Short-Term Investments—Investment Companies (Cost $7,850,301)		7,850,301

Total Investments (Cost $215,885,027) (c)	99.8%	213,269,314
Other Assets, Less Liabilities	0.2	335,196
Net Assets	100.0%	$213,604,510

(a)	No distribution or dividend was made during the period ended May 31, 2017. As such, it is classified as a non-income producing security as of May 31, 2017.

(b)	Rate reported is the current yield as of May 31, 2017.

(c)	As of May 31, 2017, cost was $215,885,027 for federal income tax purposes and net unrealized depreciation was as follows*:

Gross unrealized appreciation	$14,523,637
Gross unrealized depreciation	(17,139,350)

Net unrealized depreciation	$(2,615,713)

*	Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

26	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$179,213,374	$—	$—	$179,213,374
MLP Investments and Related Companies	26,205,639	—	—	26,205,639
Short-Term Investments—Investment Companies	7,850,301	—	—	7,850,301

Total Investments in Securities	$213,269,314	$—	$—	$213,269,314

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the six months ended May 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of May 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3) (See Note 2).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Statement of Assets and Liabilities as of May 31, 2017 (Unaudited)

Assets
Investments, at value (identified cost $215,885,027)	$213,269,314
Receivables:
Fund shares sold	522,493
Dividends and interest	180,500
Investments sold	160,843
Prepaid expenses	22,072

Total assets	214,155,222

Liabilities
Payables:
Manager fees (See Note 3)	231,090
Fund shares redeemed	174,230
Professional fees	57,162
Transfer agent (See Note 3)	35,116
NYLIFE Distributors (See Note 3)	25,974
Shareholder communication	16,151
Custodian	836
Trustees	355
Accrued expenses	9,798

Total liabilities	550,712

Net assets	$213,604,510

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$11,269
Additional paid-in capital	289,397,519

289,408,788
Accumulated net investment loss	(1,235,496)
Accumulated net realized gain (loss) on investments	(71,953,069)
Net unrealized appreciation (depreciation) on investments	(2,615,713)

Net assets	$213,604,510

Class A
Net assets applicable to outstanding shares	$28,349,159

Shares of beneficial interest outstanding	1,501,492

Net asset value per share outstanding	$18.88
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$19.98

Investor Class
Net assets applicable to outstanding shares	$3,819,755

Shares of beneficial interest outstanding	202,888

Net asset value per share outstanding	$18.83
Maximum sales charge (5.50% of offering price)	1.10

Maximum offering price per share outstanding	$19.93

Class C
Net assets applicable to outstanding shares	$20,919,010

Shares of beneficial interest outstanding	1,147,766

Net asset value per share outstanding	$18.23

Class I
Net assets applicable to outstanding shares	$160,516,586

Shares of beneficial interest outstanding	8,417,196

Net asset value per share outstanding	$19.07

28	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended May 31, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions
(Net of return of capital of $1,244,120) (a)	$1,115,321
Interest	10,810

Total income	1,126,131

Expenses
Manager (See Note 3)	1,402,702
Distribution/Service—Class A (See Note 3)	44,219
Distribution/Service—Investor Class (See Note 3)	5,132
Distribution/Service—Class C (See Note 3)	125,015
Transfer agent (See Note 3)	90,088
Registration	31,786
Professional fees	28,749
Shareholder communication	18,547
Trustees	3,090
Custodian	2,869
Insurance	914
Miscellaneous	6,731

Total expenses	1,759,842
Expense waiver/reimbursement from Manager (See Note 3)	(8,641)

Net expenses	1,751,201

Net investment income (loss)	(625,070)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,225,829
Net change in unrealized appreciation (depreciation)	(25,149,232)

Net realized and unrealized gain (loss) on investments	(19,923,403)

Net increase (decrease) in net assets resulting from operations	$(20,548,473)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $628.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Statements of Changes in Net Assets

	Six months ended May 31, 2017 (Unaudited)	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(625,070)	$(123,827)
Net realized gain (loss) on investments	5,225,829	(7,909,689)
Net change in unrealized appreciation (depreciation) on investments	(25,149,232)	32,693,684

Net increase (decrease) in net assets resulting from operations	(20,548,473)	24,660,168

Dividends and distributions to shareholders:
From return of capital:
Class A	(481,420)	(1,118,745)
Investor Class	(55,402)	(99,135)
Class C	(345,665)	(823,522)
Class I	(2,214,665)	(3,698,162)

Total dividends and distributions to shareholders	(3,097,152)	(5,739,564)

Capital share transactions:
Net proceeds from sale of shares	44,842,519	59,436,755
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	2,884,562	5,293,709
Cost of shares redeemed	(27,620,745)	(76,707,130)

Increase (decrease) in net assets derived from capital share transactions	20,106,336	(11,976,666)

Net increase (decrease) in net assets	(3,539,289)	6,943,938

Net Assets
Beginning of period	217,143,799	210,199,861

End of period	$213,604,510	$217,143,799

Accumulated net investment loss	$(1,235,496)	$(610,426)

30	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,			April 2, 2013** through November 30,
Class A	(Unaudited)		2016	2015	2014	2013***
Net asset value at beginning of period	$20.95		$18.91	$23.29	$22.65	$20.00

Net investment income (loss) (a)	(0.06)		(0.01)	0.03	0.01	(0.12)
Net realized and unrealized gain (loss) on investments	(1.73)		2.61	(3.85)	1.19	3.09

Total from investment operations	(1.79)		2.60	(3.82)	1.20	2.97

Less dividends and distributions:
From net investment income	—		—	(0.03)	(0.03)	—
From net realized gain on investment	—		—	—	—	(0.02)
From return of capital	(0.28)		(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—		—	—	0.00 ‡	0.00	‡

Net asset value at end of period	$18.88		$20.95	$18.91	$23.29	$22.65

Total investment return (c)	(8.65%)		14.35%	(16.57%)	5.14%	14.92%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.62	%)††	(0.06%)	0.15%	0.03%	(0.83	%)††
Net expenses	1.61	% ††	1.65%	1.69%	1.80%	2.00	% ††
Expenses (before waiver/reimbursement)	1.62	% ††	1.68%	1.73%	1.81%	5.65	% ††
Portfolio turnover rate	99%		314%	149%	115%	23%
Net assets at end of period (in 000’s)	$28,349		$38,686	$42,135	$51,472	$6,867

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,		July 12, 2014** through November 30,
Investor Class	(Unaudited)		2016	2015	2014
Net asset value at beginning of period	$20.90		$18.90	$23.30	$26.80

Net investment income (loss) (a)	(0.08)		(0.04)	0.00 ‡	0.03
Net realized and unrealized gain (loss) on investments	(1.71)		2.60	(3.84)	(3.25)

Total from investment operations	(1.79)		2.56	(3.84)	(3.22)

Less dividends and distributions:
From net investment income	—		—	(0.03)	(0.02)
From return of capital	(0.28)		(0.56)	(0.53)	(0.26)

Total dividends and distributions	(0.28)		(0.56)	(0.56)	(0.28)

Net asset value at end of period	$18.83		$20.90	$18.90	$23.30

Total investment return (b)(c)	(8.68%)		14.15%	(16.68%)	(12.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.76	%)††	(0.25%)	0.01%	0.31	% ††
Net expenses	1.75	% ††	1.80%	1.83%	1.70	% ††
Expenses (before waiver/reimbursement)	1.76	% ††	1.83%	1.87%	1.70	% ††
Portfolio turnover rate	99%		314%	149%	115%
Net assets at end of period (in 000’s)	$3,820		$3,985	$2,989	$1,651

**	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

32	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,			April 2, 2013** through November 30,
Class C	(Unaudited)		2016	2015	2014	2013***
Net asset value at beginning of period	$20.32		$18.53	$23.02	$22.56	$20.00

Net investment income (loss) (a)	(0.15)		(0.16)	(0.15)	(0.16)	(0.23)
Net realized and unrealized gain (loss) on investments	(1.66)		2.51	(3.78)	1.18	3.11

Total from investment operations	(1.81)		2.35	(3.93)	1.02	2.88

Less dividends and distributions:
From net investment income	—		—	(0.03)	(0.03)	—
From net realized gain on investment	—		—	—	—	(0.02)
From return of capital	(0.28)		(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—		—	—	0.00 ‡	—

Net asset value at end of period	$18.23		$20.32	$18.53	$23.02	$22.56

Total investment return (c)	(9.02%)		13.28%	(17.28%)	4.40%	14.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.52	%)††	(0.93%)	(0.72%)	(0.65%)	(1.58	%)††
Net expenses	2.50	% ††	2.55%	2.56%	2.52%	2.75	% ††
Expenses (before waiver/reimbursement)	2.51	% ††	2.58%	2.60%	2.53%	6.40	% ††
Portfolio turnover rate	99%		314%	149%	115%	23%
Net assets at end of period (in 000’s)	$20,919		$26,223	$35,398	$47,022	$2,263

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,			April 2, 2013** through November 30,
Class I	(Unaudited)		2016	2015	2014	2013***
Net asset value at beginning of period	$21.13		$19.02	$23.36	$22.66	$20.00

Net investment income (loss) (a)	(0.04)		0.02	0.07	0.09	(0.08)
Net realized and unrealized gain (loss) on investments	(1.74)		2.65	(3.85)	1.17	3.06

Total from investment operations	(1.78)		2.67	(3.78)	1.26	2.98

Less dividends and distributions:
From net investment income	—		—	(0.03)	(0.03)	—
From net realized gain on investment	—		—	—	—	(0.02)
From return of capital	(0.28)		(0.56)	(0.53)	(0.53)	(0.30)

Total dividends and distributions	(0.28)		(0.56)	(0.56)	(0.56)	(0.32)

Redemption fees retained (a)(b)	—		—	—	0.00 ‡	0.00	‡

Net asset value at end of period	$19.07		$21.13	$19.02	$23.36	$22.66

Total investment return (c)	(8.53%)		14.64%	(16.34%)	5.41%	14.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.38	%)††	0.12%	0.34%	0.37%	(0.58	%)††
Net expenses	1.36	% ††	1.40%	1.43%	1.51%	1.75	% ††
Expenses (before waiver/reimbursement)	1.37	% ††	1.43%	1.46%	1.52%	5.40	% ††
Portfolio turnover rate	99%		314%	149%	115%	23%
Net assets at end of period (in 000’s)	$160,517		$148,250	$129,677	$316,002	$16,779

**	Inception date.
***	This period was audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.

34	MainStay Cushing Renaissance Advantage Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay Cushing Energy Income Fund

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-MAINSTAY (624-6782) or visit mainstayinvestments.com.

Average Annual Total Returns for the Period Ended May 31, 2017

Class	Sales Charge		Inception Date	Six Months	One Year	Five Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/2/2012	–11.77 –6.64%	–0.64 5.14%	–21.36 –20.45%	1.79 1.79%
Investor Class Shares	Maximum 5.5% Initial Sales Charge	With sales charge Excluding sales charge	7/11/2014	–11.80 –6.67	–0.65 5.14	–36.34 –35.09	1.89 1.89
Class C Shares[3]	Maximum 1% CDSC if Redeemed Within One Year of Purchase	With sales charge Excluding sales charge	7/2/2012	–7.95 –7.04	3.29 4.29	–21.07 –21.07	2.67 2.67
Class I Shares[3]	No Sales Charge		7/2/2012	–6.65	5.34	–20.25	1.55

1.	The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table above, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown above and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the notes to the financial statements.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

Performance figures for Class A shares, Class C shares and Class I shares reflect the historical performance of the then-existing Class A shares, Class C shares and Class I shares, respectively, of the Cushing® Energy Income Fund (the predecessor to the Fund, which was subject to a different fee structure) for periods prior to July 12, 2014. The Cushing® Energy Income Fund commenced operations on July 2, 2012.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.

35

Benchmark Performance	Six Months	One Year	Five Years or Since Inception
S&P 500® Index[4]	10.81%	17.47%	14.71%
Average Lipper Energy MLP Fund[5]	–1.50	7.89	–0.62

4.

The S&P 500® Index is the Fund’s primary benchmark. “S&P 500®” is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Energy MLP Fund is representative of funds that invest primarily in Master Limited Partnerships (MLPs) engaged in the transportation, storage and processing of minerals and natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on total returns with all dividend and capital gain distributions reinvested.

The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.

36	MainStay Cushing Energy Income Fund

Cost in Dollars of a $1,000 Investment in MainStay Cushing Energy Income Fund (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from December 1, 2016, to May 31, 2017, and the impact of those costs on your investment.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from December 1, 2016, to May 31, 2017.

This example illustrates your Fund’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended May 31, 2017. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 12/1/16	Ending Account Value (Based on Actual Returns and Expenses) 5/31/17	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 5/31/17	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]

Class A Shares	$1,000.00	$933.60	$6.99	$1,017.70	$7.29	1.45%

Investor Class Shares	$1,000.00	$933.30	$7.57	$1,017.10	$7.90	1.57%

Class C Shares	$1,000.00	$929.60	$11.16	$1,013.36	$11.65	2.32%

Class I Shares	$1,000.00	$933.50	$5.78	$1,018.95	$6.04	1.20%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 182 (to reflect the six-month period). Expenses for the six-month period ended May 31, 2017 excluded a franchise tax expense to the Fund that equaled 0.00% for Class A, 0.00% for Investor Class, 0.00% for Class C, and 0.00% for Class I. The table above represents the actual expenses incurred during the six-month period.
2.	Expenses are equal to the Fund’s annualized expense ratio to reflect the six-month period.

37

Portfolio Composition as of May 31, 2017(1) (Unaudited)

(Expressed as a Percentage of Total Investments)

See Portfolio of Investments beginning on page 40 for specific holdings within these categories.

Top Ten Holdings as of May 31, 2017 (excluding short-term investments) (Unaudited)

1.	Royal Dutch Shell PLC

2.	Pioneer Natural Resource Co.

3.	Energy Transfer Partners, L.P.

4.	Targa Resources Corporation

5.	BP PLC
6.	Golar LNG Partners, L.P.

7.	GasLog Partners, L.P.

8.	Statoil ASA

9.	Total S.A.

10.	Chevron Corporation

(1)	Fund holdings and sector allocations are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
(2)	MLPs and Related Companies
(3)	Common Stocks
(4)	Fixed Income
(5)	Convertible Preferred Stocks

38	MainStay Cushing Energy Income Fund

Portfolio Management Discussion and Analysis (Unaudited)

Questions answered by portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Nicholas C. English of Cushing Asset Management, LP, the Fund’s Subadvisor.

How did MainStay Cushing Energy Income Fund perform relative to its primary benchmark and peers during the six months ended May 31, 2017?

Excluding all sales charges, MainStay Cushing Energy Income Fund returned –6.64% for Class A shares, –6.67% for Investor Class shares and –7.04% for Class C shares for the six months ended May 31, 2017. Over the same period, Class I shares returned –6.65%. For the six months ended May 31, 2017, all share classes underperformed the 10.81% return of the S&P 500® Index,1 which is the Fund’s broad-based securities-market index, and the –1.50% return of the Average Lipper2 Energy MLP Fund. See page 35 for Fund returns with applicable sales charges.

Were there any changes to the Fund during the reporting period?

Effective January 13, 2017, Judd B. Cryer no longer serves as a portfolio manager of the Fund. Effective the same date, Matthew A. Lemme and Nicholas C. English were added as portfolio managers of the Fund. Please see the prospectus supplement dated January 13, 2017, for more information.

What factors affected the Fund’s performance relative to the S&P 500® Index during the reporting period?

The Fund’s performance lagged that of the S&P 500® Index because the Fund focuses on companies in the energy, industrials and manufacturing sectors. The S&P 500® Index, on the other hand, tracks the performance of stocks in a wide variety of sectors. During the reporting period, a key driver of Fund performance relative to the Index was the fluctuation in commodity prices for West Texas Intermediate crude oil and Henry Hub natural gas. Additionally, the Organization of the Petroleum Exporting Countries (“OPEC”) met in Vienna on May 25, 2017. During that meeting, OPEC countries agreed to extend a program of restricting oil production by 1.2 million barrels per day for an additional nine months. Although the decision was in line with market consensus, the absence of additional cuts or an extended time frame sent oil futures and corresponding energy equities downward, which had a negative impact on the Fund’s relative performance.

Which subsectors were the strongest contributors to the Fund’s relative performance and which subsectors were particularly weak?

The subsectors that made the strongest positive contributions the Fund’s performance relative to the S&P 500® Index were integrated exploration & production (“E&P”), marine transport, and large-cap diversified MLPs (“MLPs”). (Contributions take weightings and total returns into account.) The three weakest-contributing subsectors to the Fund’s relative performance were medium/large-cap E&Ps, large cap services, and MLP natural gas gatherers & processors.

During the reporting period, which individual holdings made the strongest contributions to the Fund’s absolute performance and which holdings detracted the most?

The stocks that made the strongest positive contributions to the Fund’s absolute performance were European integrated oil companies Total S.A. and Royal Dutch Shell PLC and an owner/operator of liquefied natural gas carriers, GasLog Partners, L.P.

The stocks that detracted the most from the Fund’s absolute performance were global oilfield service company Halliburton, crude oil and refined products MLP NGL Energy Partners, L.P., and international E&P company Anadarko Petroleum.

Did the Fund make any significant purchases or sales during the reporting period?

The Fund made several large purchases and sales during the reporting period. These trades were made in conjunction with a tactical decision to allocate more of the Fund’s capital to mid-cap U.S. oil-leveraged E&P companies and to initiate exposure to U.S. gas-leveraged E&P companies. Among smaller trades, the Fund sold its positions in integrated oil company ExxonMobil and large international oil producer Occidental Petroleum. The Fund used the proceeds of these sales to buy a basket of stocks in U.S. oil-leveraged and U.S. gas-leveraged E&P companies. The largest purchases were northeast U.S. gas producer Rice Energy and acquisitive Permian Basin crude-oil producer Parsley Energy.

How did the Fund’s subsector weightings change during the reporting period?

During the reporting period, the Fund increased holdings of natural gas E&P companies, oilfield service companies, and mid-/large-cap E&P Companies. Over the same period, the Fund reduced its positions in integrated E&P companies and MLPs.

How was the Fund positioned at the end of the reporting period?

As of May 31, 2017, the Fund held 31.3% of its net assets in mid-/large-cap E&Ps, 23.8% in integrated E&Ps, 23.3% in MLPs, 8.9% in marine transportation, 5.8% in energy debt securities, 4.2% in preferred equities and 2.7% in oilfield services.

1.	See footnote on page 36 for more information on the S&P 500® Index.
2.	See footnote on page 36 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

39

Portfolio of Investments May 31, 2017 (Unaudited)

	Shares	Value

Common Stocks 60.2%†
Energy Equipment & Services 2.7%
United States 2.7%
Halliburton Co.	40,000	$1,807,600

Exploration & Production 34.0%
France 4.0%
♦Total S.A.	51,000	2,667,300
Netherlands 7.3%
♦Royal Dutch Shell PLC	89,200	4,853,372
Norway 4.0%
♦Statoil ASA	154,600	2,691,586
United Kingdom 4.7%
♦BP PLC	87,194	3,152,063
United States 14.0%
♦Chevron Corporation	25,600	2,649,088
EOG Resources, Inc.	19,356	1,748,040
♦Pioneer Natural Resource Co.	22,438	3,744,004
RSP Permian, Inc. (a)	35,000	1,245,650

		22,751,103

Integrated Oil & Gas 2.5%
Canada 2.5%
Suncor Energy, Inc.	54,000	1,690,740

Natural Gas Gatherers & Processors 4.9%
United States 4.9%
♦Targa Resources Corporation	71,582	3,287,761

Oil & Gas Exploration & Production 15.0%
Canada 2.7%
Canadian Natural Resources Ltd.	25,000	721,500
Seven Generations Energy Ltd. (a)	59,500	1,066,811
United States 12.3%
Antero Resources Corporation (a)	42,000	863,940
Callon Petroleum Co. (a)	100,000	1,132,000
Cimarex Energy Co.	7,000	752,920
Concho Resources, Inc. (a)	12,000	1,521,360
Parsley Energy, Inc. (a)	54,619	1,619,454
Range Resources Corporation	27,000	622,620
Rice Energy, Inc. (a)	86,000	1,720,000

		10,020,605

Oil & Gas Refining & Marketing 1.1%
United States 1.1%
WPX Energy, Inc. (a)	66,000	714,120

Total Common Stocks (Cost $40,214,533)		40,271,929

	Shares	Value

Convertible Preferred Stocks 3.2%
Large Cap Diversified 3.2%
United States 3.2%
Kinder Morgan, Inc.
9.75%	50,000	$2,119,000

Total Convertible Preferred Stocks (Cost $2,382,994)		2,119,000

MLP Investments and Related Companies 28.4%
General Partners 1.8%
United States 1.8%
Plains GP Holdings, L.P.	45,000	1,200,150

Large Cap Diversified 5.6%
United States 5.6%
♦Energy Transfer Partners, L.P.	171,858	3,739,630

Natural Gas Gatherers & Processors 8.5%
United States 8.5%
American Midstream Partners, L.P.	114,000	1,373,700
DCP Midstream Partners, L.P.	58,000	1,959,240
EnLink Midstream Partners, L.P.	139,000	2,358,830

		5,691,770

Propane 2.6%
United States 2.6%
NGL Energy Partners, L.P.	129,800	1,765,280

Shipping 8.9%
Republic of the Marshall Islands 8.9%
♦GasLog Partners, L.P.	135,000	2,956,500
♦Golar LNG Partners, L.P.	153,500	3,033,160

		5,989,660

Upstream 1.0%
United States 1.0%
Mid-Con Energy Partners, L.P. (a)(b)	348,837	648,837

Total MLP Investments and Related Companies (Cost $21,603,241)		19,035,327

	Principal
Fixed income 6.6%
Exploration & Production 0.7%
United States 0.7%
Bill Barrett Corporation
7.00%, 10/15/2022	$500,000	475,000

†	Calculated as a percentage of net assets applicable to common shareholders.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of May 31, 2017, excluding short-term investments. May be subject to change daily.

40	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal	Value
Fixed income (continued)
Oil & Gas Exploration & Production 2.6%
United States 2.6%
Sanchez Energy Corporation
6.13%, 01/15/2023	$2,000,000	$1,770,000

Oil & Gas Refining & Marketing 1.6%
United States 1.6%
Rice Energy, Inc.
6.25%, 05/01/2022	1,000,000	1,040,000

Upstream 1.7%
United States 1.7%
Legacy Reserves, L.P.
6.63%, 12/01/2021	1,500,000	1,132,500

Total Fixed Income (Cost $4,259,653)		4,417,500

	Shares
Short-Term Investments—Investment Companies 1.3%
United States 1.3%
Fidelity Government Portfolio Fund—Institutional Class, 0.64% (c)	223,150	223,150
First American Prime Obligations Fund—Class Z, 0.66% (c)	223,151	223,151
Invesco Short-Term Government & Agency Portfolio—Institutional Class, 0.71% (c)	223,151	223,151

	Shares	Value
United States (continued)
Morgan Stanley Institutional Liquidity Funds—Government Portfolio—Institutional Class, 0.68% (c)	223,151	$223,151

Total Short-Term Investments—Investment Companies (Cost $892,603)		892,603

Total Investments (Cost $69,353,024) (d)	99.7%	66,736,359
Other Assets, Less Liabilities	0.3	192,162
Net Assets	100.0%	$66,928,521

(a)	No distribution or dividend was made during the period ended May 31, 2017. As such, it is classified as a non-income producing security as of May 31, 2017.

(b)	Illiquid security—As of May 31, 2017, the total market value of securities deemed illiquid under procedures approved by the Board of Trustees was $648,837, which represented 0.97% of the Fund’s net assets.

(c)	Rate reported is the current yield as of May 31, 2017.

(d)	As of May 31, 2017, cost was $69,353,024 for federal income tax purposes and net unrealized depreciation was as follows*:

Gross unrealized appreciation	$3,283,716
Gross unrealized depreciation	(5,900,381)

Net unrealized depreciation	$(2,616,665)

*	Because tax adjustments are calculated annually at the end of the Fund’s fiscal year, the above table does not reflect tax adjustments for the current fiscal year. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

The following is a summary of the fair valuations according to the inputs used as of May 31, 2017, for valuing the Fund’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$40,271,929	$—	$—	$40,271,929
Convertible Preferred Stocks	2,119,000	—	—	2,119,000
Fixed Income	—	4,417,500	—	4,417,500
MLP Investments and Related Companies	18,386,490	648,837	—	19,035,327
Short-Term Investments—Investment Companies	892,603	—	—	892,603

Total Investments in Securities	$61,670,022	$5,066,337	$—	$66,736,359

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Fund recognizes transfers between the levels as of the beginning of the period.

For the six months ended May 31, 2017, the Fund did not have any transfers between Level 1 and Level 2 fair value measurements (See Note 2).

As of May 31, 2017, the Fund did not hold any investments with significant unobservable inputs (Level 3) (See Note 2).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	41

Statement of Assets and Liabilities as of May 31, 2017 (Unaudited)

Assets
Investments, at value (identified cost $69,353,024)	$66,736,359
Receivables:
Dividends and interest	320,478
Investments sold	46,607
Fund shares sold	30,867
Prepaid expenses	48,376

Total assets	67,182,687

Liabilities
Payables:
Fund shares redeemed	111,704
Advisory fees (See Note 3)	47,410
NYLIFE Distributors (See Note 3)	39,260
Transfer agent (See Note 3)	33,373
Professional fees	11,178
Shareholder communication	5,140
Trustees	423
Franchise taxes	339
Accrued expenses	5,339

Total liabilities	254,166

Net assets	$66,928,521

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$15,992
Additional paid-in capital	311,561,510

311,577,502
Accumulated net investment loss	(8,905,781)
Accumulated net realized gain (loss) on investments	(233,126,535)
Net unrealized appreciation (depreciation) on investments	(2,616,665)

Net assets	$66,928,521

Class A
Net assets applicable to outstanding shares	$34,090,371

Shares of beneficial interest outstanding	8,093,536

Net asset value per share outstanding	$4.21
Maximum sales charge (5.50% of offering price)	0.25

Maximum offering price per share outstanding	$4.46

Investor Class
Net assets applicable to outstanding shares	$3,176,609

Shares of beneficial interest outstanding	756,439

Net asset value per share outstanding	$4.20
Maximum sales charge (5.50% of offering price)	0.24

Maximum offering price per share outstanding	$4.44

Class C
Net assets applicable to outstanding shares	$14,915,895

Shares of beneficial interest outstanding	3,683,261

Net asset value per share outstanding	$4.05

Class I
Net assets applicable to outstanding shares	$14,745,646

Shares of beneficial interest outstanding	3,458,749

Net asset value per share outstanding	$4.26

42	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the six months ended May 31, 2017 (Unaudited)

Investment Income (Loss)
Income
Dividends and distributions
(Net of return of capital of $765,631) (a)	$1,114,018
Interest	288,565

Total Income	1,402,583

Expenses
Manager (See Note 3)	381,166
Distribution/Service—Class A (See Note 3)	50,675
Distribution/Service—Investor Class (See Note 3)	4,331
Distribution/Service—Class C (See Note 3)	89,350
Transfer agent (See Note 3)	95,083
Registration	37,209
Professional fees	26,799
Shareholder communication	19,479
Trustees	1,428
Custodian	857
Insurance	342
Franchise tax	20
Miscellaneous	4,960

Total expenses before waiver/reimbursement	711,699
Expense waiver/reimbursement from Manager (see Note 3)	(73,280)

Net expenses	638,419

Net investment income (loss)	764,164

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Investments	(1,043,413)
Foreign currency transactions	(2,449)

Net realized gain (loss) on investments	(1,045,862)

Net change in unrealized appreciation (depreciation) on investments	(4,481,074)

Net realized and unrealized gain (loss) on investments	(5,526,936)

Net increase (decrease) in net assets resulting from operations	$(4,762,772)

(a)	Dividends and distributions recorded net of foreign withholding taxes in the amount of $75,070.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	43

Statements of Changes in Net Assets

	Six months ended May 31, 2017 (Unaudited)	Year ended November 30, 2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$764,164	$885,893
Net realized gain (loss) on investments	(1,045,862)	(115,774,812)
Net change in unrealized appreciation (depreciation) on investments	(4,481,074)	112,105,113

Net increase (decrease) in net assets resulting from operations	(4,762,772)	(2,783,806)

Dividends and distributions to shareholders:
From net investment income:
Class A	(153,300)	(176,009)
Investor Class	(12,973)	(10,887)
Class C	(57,774)	(80,062)
Class I	(70,256)	(64,935)

	(294,303)	(331,893)

From return of capital:
Class A	(748,465)	(3,088,251)
Investor Class	(63,337)	(191,023)
Class C	(282,071)	(1,404,765)
Class I	(343,018)	(1,139,340)

	(1,436,891)	(5,823,379)

Total dividends and distributions to shareholders	(1,731,194)	(6,155,272)

Capital share transactions:
Net proceeds from sale of shares	6,272,730	25,458,612
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	1,603,931	5,656,620
Cost of shares redeemed	(17,585,532)	(41,697,862)

Increase (decrease) in net assets derived from capital share transactions	(9,708,871)	(10,582,630)

Net increase (decrease) in net assets	(16,202,837)	(19,521,708)

Net Assets
Beginning of period	83,131,358	102,653,066

End of period	$66,928,521	$83,131,358

Accumulated net investment loss	$(8,905,781)	$(9,375,642)

44	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,								July 2, 2012** through November 30,
Class A	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$4.61		$4.96		$12.99		$18.23		$19.58		$20.00

Net investment income (loss) (a)	0.05		0.06		(0.02)		(0.08)		0.03		0.07
Net realized and unrealized gain (loss) on investments	(0.35)		(0.06)		(7.21)		(3.56)		0.22		0.31

Total from investment operations	(0.30)		0.00		(7.23)		(3.64)		0.25		0.38

Less dividends and distributions:
From net investment income	(0.02)		(0.02)		—		—		—		—
From return of capital	(0.08)		(0.33)		(0.80)		(1.60)		(1.60)		(0.80)

Total dividends and distributions	(0.10)		(0.35)		(0.80)		(1.60)		(1.60)		(0.80)

Redemption fees retained (a)(b)	—		—		—		0.00	‡	—		—

Net asset value at end of period	$4.21		$4.61		$4.96		$12.99		$18.23		$19.58

Total investment return (c)	(6.64%)		2.17%		(57.56%)		(22.12%)		1.23%		1.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	2.04	% (e)††	1.39	%(d)(e)	(0.24	%)(d)(e)	1.75	% (d)	(0.19	%)(d)	0.55	%(d)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	2.04	% (e)††	1.33	%(d)(e)	(0.19	%)(d)(e)	(0.53	%)(d)	0.10	% (d)	0.50	%(d)††
Net expenses (including net deferred income tax (benefit) expense) (f)	1.45	% (e)††	1.47	%(d)(e)	1.79	% (d)(e)	3.02	% (d)	2.29	% (d)	1.95	%(d)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	1.63	% (e)††	1.85	%(d)(e)	2.04	% (d)(e)	3.19	% (d)	3.80	% (d)	439.62	%(d)††
Portfolio turnover rate	40%		64%		95%		27%		62%		17%
Net assets at end of period (in 000’s)	$34,090		$42,712		$48,885		$136,037		$50,565		$297

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $6,919 is attributable to Class A.
For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $2,773 is attributable to Class A. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $(978,230) is attributable to Class A. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $58,510 is attributable to Class A. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $13 is attributable to Class A.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2016 to May 31, 2017, the Fund accrued $20 in franchise tax expense, of which $10 is attributable to Class A. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(29,562) is attributable to Class A. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $51,919 is attributable to Class A.
(f)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.63%, 1.91%, 1.98%, 1.97%, 3.26% and 439.42% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.45%, 1.53%, 1.73% 1.80%, 1.75% and 1.75% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	45

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,				July 12, 2014** through November 30
Investor Class	(Unaudited)		2016		2015		2014
Net asset value at beginning of period	$4.60		$4.95		$12.99		$19.15

Net investment income (loss) (a)	0.04		0.05		(0.04)		(0.02)
Net realized and unrealized gain (loss) on investments	(0.34)		(0.05)		(7.20)		(5.34)

Total from investment operations	(0.30)		0.00		(7.24)		(5.36)

Less dividends and distributions:
From net investment income	(0.02)		(0.02)		—		—
From return of capital	(0.08)		(0.33)		(0.80)		(0.80)

Total dividends and distributions	(0.10)		(0.35)		(0.80)		(0.80)

Net asset value at end of period	$4.20		$4.60		$4.95		$12.99

Total investment return (b)(c)	(6.67%)		1.97%		(57.56%)		(28.99%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	1.97	% (e)††	1.25	%(d)(e)	(0.48	%)(d)(e)	1.97	% (d)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	1.97	% (e)††	1.19	%(d)(e)	(0.39	%)(d)(e)	(0.20	%)(d)††
Net expenses (including net deferred income tax (benefit) expense) (f)	1.57	% (e)††	1.58	%(d)(e)	1.91	% (d)(e)	(0.55	%)(d)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	1.75	% (e)††	1.93	%(d)(e)	2.24	% (d)(e)	(0.45	%)(d)††
Portfolio turnover rate	40%		64%		95%		27%
Net assets at end of period (in 000’s)	$3,177		$3,513		$2,554		$908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $490 is attributable to Investor Class. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $70 is attributable to Investor Class. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $8,533 is attributable to Investor Class.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2016 to May 31, 2017, the Fund accrued $20 in franchise tax expense, of which $1 is attributable to Investor Class. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(2,115) is attributable to Investor Class. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $2,175 is attributable to Investor Class.
(f)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.75%, 1.99%, 2.15% and 1.72% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.57%, 1.64%, 1.82% and 1.62% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015 and the period from July 12, 2014 to November 30, 2014, respectively.

46	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,								July 2, 2012** through November 30,
Class C	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$4.44		$4.80		$12.74		$18.04		$19.53		$20.00

Net investment income (loss) (a)	0.03		0.02		(0.08)		(0.20)		(0.11)		0.01
Net realized and unrealized gain (loss) on investments	(0.33)		(0.05)		(7.06)		(3.50)		0.22		0.32

Total from investment operations	(0.30)		(0.03)		(7.14)		(3.70)		0.11		0.33

Less dividends and distributions:
From net investment income	(0.02)		(0.02)		—		—		—		—
From return of capital	(0.07)		(0.31)		(0.80)		(1.60)		(1.60)		(0.80)

Total dividends and distributions	(0.09)		(0.33)		(0.80)		(1.60)		(1.60)		(0.80)

Redemption fees retained (a)(b)	—		—		—		0.00	‡	—		—

Net asset value at end of period	$4.05		$4.44		$4.80		$12.74		$18.04		$19.53

Total investment return (c)	(7.04%)		1.29%		(57.93%)		(22.71%)		0.48%		1.56%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	1.17	% (e)††	0.53	%(d)(e)	(1.04	%)(d)(e)	(0.93	%)(d)	(0.94	%)(d)	(0.20	%)(d)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	1.17	% (e)††	0.47	%(d)(e)	(0.98	%)(d)(e)	(1.21	%)(d)	(0.65	%)(d)	(0.25	%)(d)††
Net expenses (including net deferred income tax (benefit) expense) (f)	2.32	% (e)††	2.35	%(d)(e)	2.59	% (d)(e)	2.23	% (d)	3.04	% (d)	2.70	% (d)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	2.50	% (e)††	2.73	%(d)(e)	2.85	% (d)(e)	2.38	% (d)	4.55	% (d)	440.37	% (d)††
Portfolio turnover rate	40%		64%		95%		27%		62%		17%
Net assets at end of period (in 000’s)	$14,916		$19,075		$25,053		$48,574		$8,379		$401

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(d)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $3,142 is attributable to Class C. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,344 is attributable to Class C. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $62,248 is attributable to Class C. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $10,203 is attributable to Class C. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $10 is attributable to Class C.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2016 to May 31, 2017, the Fund accrued $20 in franchise tax expense, of which $4 is attributable to Class C. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(13,411) is attributable to Class C. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $26,603 is attributable to Class C.
(f)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 2.50%, 2.79%, 2.79%, 2.66%, 4.26% and 440.42% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 2.32%, 2.41%, 2.53%, 2.51%, 2.75% and 2.75% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Financial Highlights selected per share data and ratios

	Six months ended May 31, 2017		Year ended November 30,								July 2, 2012** through November 30,
Class I	(Unaudited)		2016		2015		2014		2013***		2012***
Net asset value at beginning of period	$4.67		$5.01		$13.08		$18.30		$19.60		$20.00

Net investment income (loss) (a)	0.05		0.06		(0.00	)‡	(0.02)		0.08		0.10
Net realized and unrealized gain (loss) on investments	(0.35)		(0.04)		(7.27)		(3.60)		0.22		0.30

Total from investment operations	(0.30)		0.02		(7.27)		(3.62)		0.30		0.40

Less dividends and distributions:
From net investment income	(0.02)		(0.02)		—		—		—		—
From return of capital	(0.09)		(0.34)		(0.80)		(1.60)		(1.60)		(0.80)

Total dividends and distributions	(0.11)		(0.36)		(0.80)		(1.60)		(1.60)		(0.80)

Redemption fees retained (a)(b)	—		—		—		—		—		—

Net asset value at end of period	$4.26		$4.67		$5.01		$13.08		$18.30		$19.60

Total investment return (c)	(6.65%)		2.54%		(57.47%)		(21.92%)		1.49%		1.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss) (including net deferred income tax benefit (expense))	2.32	% (e)††	1.53	%(d)(e)	(0.03	%)(d)(e)	4.33	% (d)	0.06	%(d)	0.80	%(d)††
Net investment income (loss) (excluding net deferred income tax benefit (expense))	2.32	% (e)††	1.47	%(d)(e)	0.02	% (d)(e)	(0.01	%)(d)	0.35	%(d)	0.75	%(d)††
Net expenses (including net deferred income tax (benefit) expense) (f)	1.20	% (e)††	1.23	%(d)(e)	1.54	% (d)(e)	(2.94	%)(d)	2.04	%(d)	1.70	%(d)††
Expenses (before waiver/reimbursement, including net deferred income tax (benefit) expense) (f)	1.38	% (e)††	1.62	%(d)(e)	1.76	% (d)(e)	(2.83	%)(d)	3.55	%(d)	439.37	%(d)††
Portfolio turnover rate	40%		64%		95%		27%		62%		17%
Net assets at end of period (in 000’s)	$14,746		$17,831		$26,161		$94,975		$1,667		$77

**	Inception date.
***	These years were audited by a predecessor audit firm whose opinion was unqualified.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Redemption fees were only applicable prior to reorganization. (See Note 1)
(c)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(d)	For the year ended November 30, 2016, the Fund accrued $13,006 in net current tax expense, of which $2,455 is attributable to Class I. For the year ended November 30, 2015, the Fund received a tax refund in the amount of $6,000, of which $1,813 is attributable to Class I. For the year ended November 30, 2014, the Fund accrued $65,316 in net current and deferred income tax benefit, of which $972,765 is attributable to Class I. For the year ended November 30, 2013, the Fund accrued $71,348 in net current and deferred income tax expense, of which $2,635 is attributable to Class I. For the period from July 2, 2012 to November 30, 2012, the Fund accrued $31 in net current and deferred income tax benefit, of which $8 is attributable to Class I.
(e)	Ratios including/excluding net deferred income tax benefit (expense) includes applicable franchise tax expense for the period. For the period from December 1, 2016 to May 31, 2017, the Fund accrued $20 in franchise tax expense, of which $5 is attributable to Class I. For the year ended November 30, 2016, the Fund accrued $(55,919) in franchise tax expense, of which $(10,831) is attributable to Class I. For the year ended November 30, 2015, the Fund accrued $109,516 in franchise tax expense, of which $28,819 is attributable to Class I.
(f)	The ratio of expenses excluding net current and deferred income tax benefit to average net assets before waiver was 1.38%, 1.68%, 1.71%, 1.52%, 3.26% and 439.42% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively. The ratio of expenses excluding deferred income tax benefit to average net assets after waiver was 1.20%, 1.29%, 1.48%, 1.41%, 1.75% and 1.75% for the period from December 1, 2016 to May 31, 2017, fiscal years ended November 30, 2016, 2015, 2014, 2013 and the period from July 2, 2012 to November 30, 2012, respectively.

48	MainStay Cushing Energy Income Fund	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements (Unaudited)

Note 1–Organization and Business

MainStay Funds Trust (the “Trust”) was organized as a Delaware statutory trust on April 28, 2009 and is governed by a Declaration of Trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of thirty-six funds (collectively referred to as the “Funds” and each individually, referred to as a “Fund”). These financial statements and notes relate to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund (collectively referred to as the “MainStay Cushing Funds” and each individually referred to as a “MainStay Cushing Fund”). Each MainStay Cushing Fund is the successor to the corresponding series of The Cushing® Funds Trust (collectively referred to as the “Predecessor Funds” and each individually referred to as a “Predecessor Fund”), for which Cushing® Asset Management, LP, a Texas limited partnership and the MainStay Cushing Funds’ Subadvisor (as defined in Note 3(A)), served as investment adviser. The financial statements of the MainStay Cushing Funds reflect the historical results of the Predecessor Funds prior to their reorganization on July 11, 2014. Upon the completion of the reorganizations, Class A, Class C and Class I shares of each MainStay Cushing Fund assumed the performance, financial and other information of the Predecessor Funds. All information and references to periods prior to July 11, 2014 refer to the Predecessor Funds.

The MainStay Cushing MLP Premier Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on October 20, 2010. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation. In seeking current income, the Fund intends to pay current cash distributions to shareholders, regardless of the character of such distributions for tax or accounting purposes. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31, 2017. As of the period ended May 31, 2017, Class R6 and Class T shares had no investment operations.

The MainStay Cushing Renaissance Advantage Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on April 2, 2013. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek total return. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31, 2017. As of the period ended May 31, 2017, Class R6 and Class T shares had no investment operations.

The MainStay Cushing Energy Income Fund offers four classes of shares. Class A, Class C and Class I shares commenced operations on July 2, 2012. Investor Class shares commenced operations on July 11, 2014. The investment objective is to seek current income and capital appreciation. Class T shares of the Fund were registered for sale as of February 28, 2017. Class R6 shares of the Fund were registered for sale effective as of March 31, 2017. As of the period ended May 31, 2017, Class R6 and Class T shares had no investment operations.

Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares, but a contingent deferred sales charge (“CDSC”) of 1.00% may be imposed on certain redemptions of such shares made within one year of the date of purchase on shares that were purchased without an initial sales charge made before January 1, 2017. For purchases of Class A and Investor Class shares made from January 1, 2017, through July 31, 2017, a CDSC of 1.00% may be imposed on certain redemptions of such shares made within 24 months of the date of purchase on shares that were purchased without an initial sales charge. Effective August 1, 2017, a CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on redemptions of such shares made within one year of the date of purchase of Class C shares. Class T shares are offered at NAV per share plus an initial sales charge. Class I and Class R6 shares are offered at NAV and are not subject to a sales charge. Depending upon eligibility, Class A shares may convert to Investor Class shares and Investor Class shares may convert to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan under Rule 18f-3 of the 1940 Act, an exchange/conversion may be made from specified share classes of the Fund to one or more other share classes of the Fund as disclosed in the capital share transactions in Note 9. Each class of shares has the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that, under a distribution plan pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fee rates than Class A, Investor Class and Class T shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.

Note 2–Significant Accounting Policies

The MainStay Cushing Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The MainStay Cushing Funds prepare their financial statements in accordance with generally accepted accounting principles in the United States of America (“GAAP”) and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the MainStay Cushing Funds are open for business (“valuation date”).

The Board of Trustees (the “Board”) of the MainStay Funds Trust adopted procedures establishing methodologies for the valuation of each MainStay Cushing Fund’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Trust (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The proce-

49

Notes to Financial Statements (Unaudited) (continued)

dures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the MainStay Cushing Funds’ assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to each MainStay Cushing Fund.

To assess the appropriateness of security valuations, the Manager, Subadvisor, or the MainStay Cushing Funds’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price a MainStay Cushing Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of each MainStay Cushing Fund. Unobservable inputs reflect each MainStay Cushing Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including each MainStay Cushing Fund’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of May 31, 2017, the aggregate value by input level of each MainStay Cushing Fund’s assets and liabilities is included at the end of each MainStay Cushing Fund’s Portfolio of Investments.

The MainStay Cushing Funds may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark Yields	• Reported Trades
• Broker/Dealer Quotes	• Issuer Spreads
• Two-sided markets	• Benchmark securities
• Bids/Offers	• Reference Data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information
• Comparable bonds

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the MainStay Cushing Funds generally use a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The MainStay Cushing Funds may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the MainStay Cushing Funds’ valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the MainStay Cushing Funds’ valuation procedures are designed to value a security at the price a MainStay Cushing Fund may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that a MainStay Cushing Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. For the six-months ended May 31, 2017, there were no material changes to the fair value methodologies.

Certain securities held by the MainStay Cushing Funds may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the MainStay Cushing Funds’ NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may,

50	MainStay Cushing Funds

pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of May 31, 2017, securities that were fair valued in such a manner are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of May 31, 2017, the MainStay Cushing Funds did not hold any securities that were fair valued in such a manner.

Equity securities and shares of Exchange-Traded Funds are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at amortized cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques, if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. These securities are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A MainStay Cushing Fund security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of a MainStay Cushing Fund’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring a Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that a MainStay Cushing Fund could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a MainStay Cushing Fund. Under the supervision of the Board, the Manager or Subadvisor determine the liquidity of a MainStay Cushing Fund’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of each MainStay Cushing Fund’s investments, as shown in their respective Portfolio of Investments, was determined as of May 31, 2017 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of May 31, 2017, securities deemed to be illiquid under procedures approved by the Board are shown in the applicable MainStay Cushing Fund’s Portfolio of Investments.

(B)  Income Taxes.  The MainStay Cushing MLP Premier Fund is taxed as a C-corporation and is subject to federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 35%. The MainStay Cushing MLP Premier Fund may be subject to a 20% federal alternative minimum tax on its federal alternative minimum taxable income to the extent that its

51

Notes to Financial Statements (Unaudited) (continued)

alternative minimum tax liability exceeds its regular federal income tax liability.

The MainStay Cushing MLP Premier Fund invests its assets principally in the equity securities of master limited partnerships (“MLPs”), which generally are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, The MainStay Cushing MLP Premier Fund includes its allocable share of each MLP’s taxable income in computing its own taxable income.

The MainStay Cushing MLP Premier Fund’s tax expense or benefit is included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of any deferred income tax asset will not be realized.

The MainStay Cushing Energy Income Fund invests its assets in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. The MainStay Cushing Energy Income Fund expects to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). Consistent with that intention, the MainStay Cushing Energy Income Fund intends to invest no more than 25% of its total assets in securities of energy MLPs.

The MainStay Cushing Energy Income Fund intends to comply with the requirements of the Internal Revenue Code applicable to RICs, and to distribute all of its taxable income to its shareholders within allocable time limits. Since the MainStay Cushing Energy Income Fund intends to elect to be subject to tax as a RIC, effective with its fiscal and taxable year ended November 30, 2016, no federal, state and local income tax provisions are required.

The MainStay Cushing Renaissance Advantage Fund’s policy is to comply with the requirements of the Internal Revenue Code applicable to RICs and to distribute all of the taxable income to the shareholders of the Fund within the allowable time limits. Therefore, no federal, state, and local income tax provisions are required.

Management evaluates each MainStay Cushing Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the MainStay Cushing Funds’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years). Management has concluded that no provisions for federal, state and local income tax are required in the MainStay Cushing Renaissance Advantage Fund and the MainStay Cushing Energy Income Fund’s financial statements as they intend to qualify each year for special tax treatment afforded to a RIC.

Management has concluded that provisions for federal, state and local income tax are required to be included in the financial statements for the MainStay Cushing MLP Premier Fund which is taxed as a corporation and is subject to federal and state income tax on its taxable income. The MainStay Cushing Funds’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The MainStay Cushing MLP Premier Fund intends to declare and pay distributions, if any, at least monthly. On a book basis, all realized capital gains net of applicable taxes will be retained by the MainStay Cushing MLP Premier Fund. The MainStay Renaissance Advantage Fund and the MainStay Cushing Energy Income Fund intend to declare and pay distributions from net investment income quarterly and from net capital gains, if any, annually. Unless the shareholder elects otherwise, all dividends and distributions are reinvested in the same class of shares of the respective MainStay Cushing Fund, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The MainStay Cushing Funds record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method of accrual. Distributions from MLPs are generally recorded based on the characterization reported on the MainStay Cushing Fund’s Form 1065, Schedule K-1, received from each MLP. The MainStay Cushing Funds record their pro rata share of the income and deductions, and capital gains and losses allocated from each MLP, as well as adjusting the cost basis of each MLP accordingly.

Distributions received from each of the MainStay Cushing Fund’s investments in energy related U.S. royalty trusts and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts and MLPs. The MainStay Cushing Funds record investment income on the ex-date of the distributions. For financial statement purposes, the MainStay Cushing Funds use return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Funds.

Each MainStay Cushing Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statements of Operations. For the six months ended May 31, 2017, each MainStay Cushing Fund estimated approximately 100% of

52	MainStay Cushing Funds

the distributions received from MLPs to be from return of capital. Investment income and realized and unrealized gains and losses on investments of the MainStay Cushing Funds are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Trust are allocated to the individual MainStay Cushing Funds in proportion to the net assets of the respective MainStay Cushing Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the MainStay Cushing Funds, including those of related parties to the MainStay Cushing Funds, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Concentration of Risk.  The MainStay Cushing MLP Premier Fund, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of MLPs and MLP-related investments. Under normal market conditions, the MainStay Cushing Energy Income Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of energy companies involved in exploring, developing, producing, transporting, gathering and processing, storing, refining, distributing, mining or marketing natural gas, natural gas liquids (including propane), crude oil, refined products or coal. Under normal market conditions, the MainStay Cushing Renaissance Advantage Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. Therefore the MainStay Cushing Funds may be subject to more risks than if they were more broadly diversified over numerous industries and sectors of the economy. General changes in market sentiment towards companies in the sectors in which they invest may adversely affect the MainStay Cushing Funds, and the performance of such sectors may lag behind the broader market as a whole.

The MainStay Cushing Funds are also subject to MLP structure risk. Holders of MLP units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

(H)  Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the MainStay Cushing Funds enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The MainStay Cushing Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the MainStay Cushing Funds that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the MainStay Cushing Funds.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company (“New York Life”), serves as the MainStay Cushing Funds’ Manager, pursuant to an Amended and Restated Management Agreement, (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the MainStay Cushing Funds. Except for the portion of salaries and expenses that are the responsibility of the MainStay Cushing Funds, the Manager pays the salaries and expenses of all personnel affiliated with the MainStay Cushing Funds and certain operational expenses of the MainStay Cushing Funds. The MainStay Cushing Funds reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer of the MainStay Cushing Funds. Cushing® Asset Management, LP (“Cushing® Asset Management” or the “Subadvisor”), a registered investment adviser, serves as Subadvisor to the MainStay Cushing Funds and is responsible for the day-to-day portfolio management of the MainStay Cushing Funds. Pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Cushing® Asset Management, New York Life Investments pays for the services of the Subadvisor.

Under the Management Agreement, the MainStay Cushing MLP Premier Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 1.10% up to $3 billion and 1.05% over $3 billion.

Under the Management Agreement, the MainStay Cushing Renaissance Advantage Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of Fund’s average daily net assets as follows: 1.20% up to $500 million and 1.15% over $500 million.

Under the Management Agreement, the MainStay Cushing Energy Income Fund pays the Manager a monthly fee for services performed and facilities furnished at an annual rate of 0.95% of the Fund’s average daily net assets.

In connection with the discussion below regarding expense limitation agreements, Total Annual Fund Operating Expenses excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio invest-

53

Notes to Financial Statements (Unaudited) (continued)

ments, acquired (underlying) fund fees and expenses; and deferred income tax expenses for the MainStay Cushing Energy Income Fund.

MainStay Cushing MLP Premier Fund

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive a portion of the MainStay Cushing MLP Premier Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses did not exceed the following percentages of average daily net assets: Class A, 1.60%; Class C, 2.35%; and Class I, 1.35%.

MainStay Cushing Renaissance Advantage Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Renaissance Advantage Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.61% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 31, 2018 unless extended by New York Life Investments and approved by the Board.

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Renaissance Advantage Fund’s Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.90%; Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares.

MainStay Cushing Energy Income Fund

New York Life Investments has contractually agreed to waive a portion of the MainStay Cushing Energy Income Fund’s management fees and/or reimburse expenses so that Total Annual Fund Operating Expenses for Class A shares do not exceed 1.45% of its average daily net assets. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points, to the other share classes. This agreement will remain in effect until March 31, 2018 unless extended by New York Life Investments and approved by the Board.

Prior to July 11, 2016, New York Life Investments had contractually agreed to waive fees and/or reimburse expenses so that MainStay Cushing Energy Income Fund’s Total Annual Fund Operating Expenses of a class did not exceed the following percentages of average daily net assets: Class A, 1.90%, Class C, 2.65% and Class I, 1.65%. Based on the waiver or reimbursement with respect to Class A shares, New York Life Investments would have applied an equivalent waiver or reimbursement, in an equal number of basis points, to Investor Class shares.

For the six months ended May 31, 2017, New York Life Investments earned fees from the MainStay Cushing Funds and waived its fees and/or reimbursed expenses as follows:

	Fees Earned	Fees Waived/ Reimbursed
MainStay Cushing MLP Premier Fund	$8,236,271	$—
MainStay Cushing Renaissance Advantage Fund	1,402,702	8,641
MainStay Cushing Energy Income Fund	381,166	73,280

U.S. Bancorp Fund Services, LLC (“U.S. Bancorp”) provides sub-administration and sub-accounting services to the MainStay Cushing Funds pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the MainStay Cushing Funds, maintaining the general ledger and sub-ledger accounts for the calculation of the MainStay Cushing Funds’ respective NAVs, and assisting New York Life Investments in conducting various aspects of the MainStay Cushing Funds’ administrative operations. For providing these services to the MainStay Cushing Funds, U.S. Bancorp is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Trust, on behalf of the MainStay Cushing Funds, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The MainStay Cushing Funds has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act.

Pursuant to the Class A, Investor Class and Class T Plans, the Distributor receives a monthly distribution fee from the Class A, Investor Class and Class T shares, at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class T shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class C Plan, Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the MainStay Cushing Funds’ shares and service activities.

(C)  Sales Charges.  The MainStay Cushing Funds were advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares for the six months ended May 31, 2017, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$155,662
Investor Class	2,563

MainStay Cushing Renaissance Advantage Fund
Class A	$10,422
Investor Class	3,107

54	MainStay Cushing Funds

MainStay Cushing Energy Income Fund
Class A	$8,767
Investor Class	1,830

The MainStay Cushing Funds were also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class and Class C shares, for the six months ended May 31, 2017, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$10,464
Investor Class	—
Class C	39,480

MainStay Cushing Renaissance Advantage Fund
Class A	$1,395
Investor Class	—
Class C	620

MainStay Cushing Energy Income Fund
Class A	$1,439
Investor Class	—
Class C	1,092

(D)  Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the MainStay Cushing Funds’ transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. Transfer agent expenses incurred by the MainStay Cushing Funds’ share classes for the six months ended May 31, 2017, were as follows:

MainStay Cushing MLP Premier Fund
Class A	$145,019
Investor Class	1,830
Class C	296,015
Class I	242,331

MainStay Cushing Renaissance Advantage Fund
Class A	$10,810
Investor Class	4,233
Class C	25,753
Class I	49,292

MainStay Cushing Energy Income Fund
Class A	$41,700
Investor Class	5,600
Class C	28,887
Class I	18,896

(E)  Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the MainStay Cushing Funds have implemented a small account fee on certain types of accounts. Certain shareholders with an account balance of less than $1,000 are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations.

Note 4–Federal Income Tax

MainStay Cushing MLP Premier Fund

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the MainStay Cushing MLP Premier Fund deferred tax assets as of May 31, 2017 are as follows:

MainStay Cushing MLP Premier Fund
Deferred tax assets
Federal net operating loss carryforward	$89,367,749
State net operating loss carryforward	3,625,940
Capital loss carryforward	146,941,423
Total deferred tax asset	239,935,112
Less valuation allowance	101,747,325
Less deferred tax liabilities:
Net unrealized appreciation on investment in securities	138,187,787
Net deferred tax asset	$—

The MainStay Cushing MLP Premier Fund periodically reviews the recoverability of its deferred tax asset, if any, based on the weight of available evidence. When assessing the recoverability of the MainStay Cushing MLP Premier Fund’s deferred tax asset, significant weight is given to the effects of potential future realized and unrealized gains on investments, and the period over which this deferred tax asset can be realized. Unexpected significant decreases in cash distributions from the MainStay Cushing MLP Premier Fund’s MLP investments or significant declines in the fair value of its investments may change the MainStay Cushing MLP Premier Fund’s assessment regarding the recoverability of its deferred tax assets and may result in a valuation allowance. The MainStay Cushing MLP Premier Fund will continue to assess the need to record a valuation allowance in the future. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the MainStay Cushing MLP Premier Fund’s net asset value and results of operations in the period it is recovered.

The MainStay Cushing MLP Premier Fund may rely, to some extent, on information provided by the MLPs, which may not necessarily be timely, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit (liability). Such estimates are made in good faith. From time to time, as new information becomes available, the MainStay Cushing MLP Premier Fund will modify its estimates or assumptions regarding its tax benefit (liability).

The MainStay Cushing MLP Premier Fund’s net operating loss carryforward and capital loss carryforward are available to offset its future taxable income. For C-corporations, capital losses can only be used to offset capital gains and cannot be used to offset ordinary income. The capital loss may be carried forward for five years and, accordingly,

55

Notes to Financial Statements (Unaudited) (continued)

would begin to expire as of November 30, 2020. The net operating loss can be carried forward for 20 years and, accordingly, would begin to expire as of November 30, 2030. The MainStay Cushing MLP Premier Fund has the following net operating loss carryover and capital loss carryover amounts:

MainStay Cushing MLP Premier Fund
Fiscal Year Ended Net Operating Loss	Amount	Expiration
November 30, 2010	$3,330	November 30, 2030
November 30, 2011	541,249	November 30, 2031
November 30, 2012	9,226,669	November 30, 2032
November 30, 2013	22,865,115	November 30, 2033
November 30, 2014	29,334,750	November 30, 2034
November 30, 2015	51,787,077	November 30, 2035
November 30, 2016	21,362,379	November 30, 2036
November 30, 2017	95,054,341	November 30, 2037

Total	$230,174,910

Fiscal Year Ended Capital Loss	Amount	Expiration
November 30, 2015	$71,023,117	November 30, 2020
November 30, 2016	308,877,920	November 30, 2021

	$379,901,037

Total income tax benefit (current and deferred) differs from the amount computed by applying the federal statutory income tax rate of 35% to net investment income and realized and unrealized gains (losses) on investments before taxes for the six months ended May 31, 2017, as follows:

MainStay Cushing MLP Premier Fund
Income tax provision (benefit) at the federal statutory rate of 35%	$(11,317,192)
State income tax (benefit), net of federal benefit	(1,295,059)
Permanent differences, net	(104,700)
Change in valuation allowance	12,716,951

Total tax expense (benefit)	$—

MainStay Cushing Renaissance Advantage Fund

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $74,060,142 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains:

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$59,578	$14,482

MainStay Cushing Energy Income Fund

Under the Internal Revenue Code, the Fund is permitted to carry forward capital losses incurred in taxable years beginning with November 30, 2016 (the Fund’s initial year electing to be taxed as a Regulated Investment Company) for an unlimited period. However, any losses incurred during future years will be required to be utilized prior to the losses incurred in its previous taxable years when it was subject to tax as a C-corporation. As a result of this ordering rule, prior year capital loss carryforwards subject to expiration may be more likely to expire unused. Additionally, future capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of November 30, 2016, for federal income tax purposes, capital loss carryforwards of $226,823,666 were available as shown in the table below, to the extent provided by the Internal Revenue Code, to offset future realized capital gains through the years indicated:

Fiscal Year Ended Capital Loss	Amount (000’s)	Expiration
November 30, 2012	$3	November 30, 2017
November 30, 2013	1,372	November 30, 2018
November 30, 2014	3,091	November 30, 2019
November 30, 2015	117,036	November 30, 2020

Total	$121,502

Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$48,460	$56,862

The tax character of distributions paid by the MainStay Cushing Funds during the year ended November 30, 2016 shown in the Statements of Changes in Net Assets was as follows:

	2016
	Tax Based Distributions from Ordinary Income	Tax Based Distributions from Return of Capital	Total
MainStay Cushing MLP Premier Fund	$—	$134,996,990	$134,996,990
MainStay Cushing Renaissance Advantage Fund	—	5,739,564	5,739,564
MainStay Cushing Energy Income Fund	331,893	5,823,379	6,155,272

Note 5–Custodian

U.S. Bank, N.A. is the custodian of cash and securities held by the MainStay Cushing Funds. Custodial fees are charged to the MainStay Cushing Funds based on the MainStay Cushing Fund’s net assets and/or the market value of securities held by the MainStay Cushing Funds and the number of certain cash transactions incurred by the MainStay Cushing Funds.

Note 6–Line of Credit

The MainStay Cushing Funds and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of

56	MainStay Cushing Funds

$100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the MainStay Cushing Funds, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000, and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the six-months ended May 31, 2017, there were no borrowings made or outstanding with respect to the MainStay Cushing Funds under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the MainStay Cushing Funds, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that permits the MainStay Cushing Funds and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-months ended May 31, 2017, there were no interfund loans made or outstanding with respect to the MainStay Cushing Funds.

Note 8–Purchases and Sales of Securities (in 000’s)

For the six-months ended May 31, 2017, purchases and sales of securities, other than short-term securities, were as follows:

	Purchases	Sales
MainStay Cushing MLP Premier Fund	$273,304	$186,626
MainStay Cushing Renaissance Advantage Fund	234,900	220,660
MainStay Cushing Energy Income Fund	31,244	40,697

Note 9–Capital Share Transactions

MainStay Cushing MLP Premier Fund

Class A	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	4,510,133	$66,381,477
Shares issued to shareholders in reinvestment of dividends and distributions	980,927	14,263,148
Shares redeemed	(4,259,825)	(62,741,152)

Net increase (decrease) in shares before conversion	1,231,235	17,903,473
Shares converted into Class A (See Note 1)	14,719	215,447
Shares converted from Class A (See Note 1)	(4,493,222)	(69,921,510)

Net increase (decrease)	(3,247,268)	$(51,802,590)

Year ended November 30, 2016:
Shares sold	10,595,544	$140,805,107
Shares issued to shareholders in reinvestment of dividends and distributions	2,171,965	28,424,119
Shares redeemed	(8,939,289)	(113,911,430)

Net increase (decrease) in shares before conversion	3,828,220	55,317,796
Shares converted into Class A (See Note 1)	86,995	1,180,861
Shares converted from Class A (See Note 1)	(300,392)	(4,139,339)

Net increase (decrease)	3,614,823	$52,359,318

Investor Class	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	48,896	$729,197
Shares issued to shareholders in reinvestment of dividends and distributions	10,475	151,897
Shares redeemed	(13,630)	(198,263)

Net increase (decrease) in shares before conversion	45,741	682,831
Shares converted into Investor Class (See Note 1)	3,397	49,633
Shares converted from Investor Class (See Note 1)	(14,710)	(215,447)

Net increase (decrease)	34,428	$517,017

Year ended November 30, 2016:
Shares sold	119,631	$1,494,490
Shares issued to shareholders in reinvestment of dividends and distributions	22,674	296,460
Shares redeemed	(49,956)	(670,793)

Net increase (decrease) in shares before conversion	92,349	1,120,157
Shares converted into Investor Class (See Note 1)	36,854	423,385
Shares converted from Investor Class (See Note 1)	(86,994)	(1,180,862)

Net increase (decrease)	42,209	$362,680

57

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	5,108,289	$70,703,378
Shares issued to shareholders in reinvestment of dividends and distributions	1,940,353	26,399,491
Shares redeemed	(5,200,236)	(71,386,440)

Net increase (decrease) in shares before conversion	1,848,406	25,716,429
Shares converted from Class C (See Note 1)	(511)	(7,122)

Net increase (decrease)	1,847,895	$25,709,307

Year ended November 30, 2016:
Shares sold	10,454,107	$128,451,009
Shares issued to shareholders in reinvestment of dividends and distributions	4,345,602	53,595,474
Shares redeemed	(14,312,736)	(172,093,632)

Net increase (decrease) in shares before conversion	486,973	9,952,851
Shares converted from Class C (See Note 1)	(1,863)	(24,797)

Net increase (decrease)	485,110	$9,928,054

Class I	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	9,804,759	$147,648,421
Shares issued to shareholders in reinvestment of dividends and distributions	1,708,958	25,293,500
Shares redeemed	(7,236,864)	(107,933,774)

Net increase (decrease) in shares before conversion	4,276,853	65,008,147
Shares converted into Class I (See Note 1)	4,399,916	69,878,999

Net increase (decrease)	8,676,769	$134,887,146

Year ended November 30, 2016:
Shares sold	21,560,171	$276,267,293
Shares issued to shareholders in reinvestment of dividends and distributions	3,419,269	45,240,133
Shares redeemed	(22,314,506)	(283,767,350)

Net increase (decrease) in shares before conversion	2,664,934	37,740,076
Shares converted into Class I (See Note 1)	260,770	3,740,752

Net increase (decrease)	2,925,704	$41,480,828

MainStay Cushing Renaissance Advantage Fund
Class A	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	277,679	$5,896,064
Shares issued to shareholders in reinvestment of dividends and distributions	21,613	448,083
Shares redeemed	(361,802)	(7,528,682)

Net increase (decrease) in shares before conversion	(62,510)	(1,184,535)
Shares converted into Class A (See Note 1)	19,908	415,109
Shares converted from Class A (See Note 1)	(302,752)	(6,713,565)

Net increase (decrease)	(345,354)	$(7,482,991)

Year ended November 30, 2016:
Shares sold	326,145	$5,746,831
Shares issued to shareholders in reinvestment of dividends and distributions	57,981	1,019,150
Shares redeemed	(774,244)	(13,582,854)

Net increase (decrease) in shares before conversion	(390,118)	(6,816,873)
Shares converted into Class A (See Note 1)	31,040	560,552
Shares converted from Class A (See Note 1)	(22,003)	(399,025)

Net increase (decrease)	(381,081)	$(6,655,346)

Investor Class	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	41,738	$879,107
Shares issued to shareholders in reinvestment of dividends and distributions	2,659	54,682
Shares redeemed	(15,556)	(314,922)

Net increase (decrease) in shares before conversion	28,841	618,867
Shares converted into Investor Class (See Note 1)	3,333	66,755
Shares converted from Investor Class (See Note 1)	(19,949)	(415,109)

Net increase (decrease)	12,225	$270,513

Year ended November 30, 2016:
Shares sold	73,352	$1,262,701
Shares issued to shareholders in reinvestment of dividends and distributions	5,535	98,061
Shares redeemed	(28,716)	(502,389)

Net increase (decrease) in shares before conversion	50,171	858,373
Shares converted into Investor Class (See Note 1)	13,413	240,378
Shares converted from Investor Class (See Note 1)	(31,077)	(560,552)

Net increase (decrease)	32,507	$538,199

58	MainStay Cushing Funds

Class C	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	107,623	$2,221,409
Shares issued to shareholders in reinvestment of dividends and distributions	15,111	302,070
Shares redeemed	(265,427)	(5,313,334)

Net increase (decrease)	(142,693)	$(2,789,855)

Year ended November 30, 2016:
Shares sold	432,763	$7,357,549
Shares issued to shareholders in reinvestment of dividends and distributions	41,578	707,444
Shares redeemed	(1,094,493)	(18,137,394)

Net increase (decrease)	(620,152)	$(10,072,401)

Class I	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	1,698,602	$35,845,939
Shares issued to shareholders in reinvestment of dividends and distributions	100,072	2,079,727
Shares redeemed	(694,870)	(14,463,807)

Net increase (decrease) in shares before conversion	1,103,804	23,461,859
Shares converted into Class I (See Note 1)	296,620	6,646,810

Net increase (decrease)	1,400,424	$30,108,669

Year ended November 30, 2016:
Shares sold	2,577,411	$45,069,674
Shares issued to shareholders in reinvestment of dividends and distributions	195,107	3,469,054
Shares redeemed	(2,581,074)	(44,484,493)

Net increase (decrease) in shares before conversion	191,444	4,054,235
Shares converted into Class I (See Note 1)	8,544	158,647

Net increase (decrease)	199,988	$4,212,882

MainStay Cushing Energy Income Fund
Class A	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	807,204	$3,785,331
Shares issued to shareholders in reinvestment of dividends and distributions	176,850	819,043
Shares redeemed	(1,558,479)	(7,220,850)

Net increase (decrease) in shares before conversion	(574,425)	(2,616,476)
Shares converted into Class A (See Note 1)	98,105	459,188
Shares converted from Class A (See Note 1)	(689,006)	(3,306,520)

Net increase (decrease)	(1,165,326)	$(5,463,808)

Year ended November 30, 2016:
Shares sold	2,320,264	$8,951,396
Shares issued to shareholders in reinvestment of dividends and distributions	806,904	2,922,602
Shares redeemed	(3,745,933)	(14,877,269)

Net increase (decrease) in shares before conversion	(618,765)	(3,003,271)
Shares converted into Class A (See Note 1)	169,905	686,888
Shares converted from Class A (See Note 1)	(157,020)	(624,073)

Net increase (decrease)	(605,880)	$(2,940,456)

Investor Class	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	119,441	$558,087
Shares issued to shareholders in reinvestment of dividends and distributions	15,300	70,513
Shares redeemed	(62,848)	(288,849)

Net increase (decrease) in shares before conversion	71,893	339,751
Shares converted into Investor Class (See Note 1)	19,497	87,931
Shares converted from Investor Class (See Note 1)	(98,502)	(459,188)

Net increase (decrease)	(7,112)	$(31,506)

Year ended November 30, 2016:
Shares sold	388,692	$1,505,712
Shares issued to shareholders in reinvestment of dividends and distributions	50,992	187,294
Shares redeemed	(131,014)	(530,683)

Net increase (decrease) in shares before conversion	308,670	1,162,323
Shares converted into Investor Class (See Note 1)	109,365	413,159
Shares converted from Investor Class (See Note 1)	(170,105)	(686,888)

Net increase (decrease)	247,930	$888,594

59

Notes to Financial Statements (Unaudited) (continued)

Class C	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	151,677	$690,336
Shares issued to shareholders in reinvestment of dividends and distributions	70,018	312,307
Shares redeemed	(833,963)	(3,724,553)

Net increase (decrease)	(612,268)	$(2,721,910)

Year ended November 30, 2016:
Shares sold	827,296	$3,119,513
Shares issued to shareholders in reinvestment of dividends and distributions	391,450	1,347,520
Shares redeemed	(2,137,787)	(8,172,548)

Net increase (decrease)	(919,041)	$(3,705,515)

Class I	Shares	Amount
Six-month period ended May 31, 2017:
Shares sold	263,955	$1,238,976
Shares issued to shareholders in reinvestment of dividends and distributions	85,949	402,068
Shares redeemed	(1,372,183)	(6,351,280)

Net increase (decrease) in shares before conversion	(1,022,279)	(4,710,236)
Shares converted into Class I (See Note 1)	661,312	3,218,589

Net increase (decrease)	(360,967)	$(1,491,647)

Year ended November 30, 2016:
Shares sold	2,792,050	$11,881,991
Shares issued to shareholders in reinvestment of dividends and distributions	327,890	1,199,204
Shares redeemed	(4,572,700)	(18,117,362)

Net increase (decrease) in shares before conversion	(1,452,760)	(5,036,167)
Shares converted into Class I (See Note 1)	47,389	210,914

Net increase (decrease)	(1,405,371)	$(4,825,253)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Funds’ financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the MainStay Cushing Funds as of and for the six-month period ended May 31, 2017, events and transactions subsequent to May 31, 2017, through the date the financial statements were issued have been evaluated by the MainStay Cushing Funds’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the notice of quarterly distributions declared by the MainStay Cushing Funds.

On June 30, 2017 the MainStay Cushing MLP Premier Fund declared a distribution payable of $0.1117 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on June 29, 2017, and payable on June 30, 2017.

On July 31, 2017 the MainStay Cushing MLP Premier Fund declared a distribution payable of $0.1117 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on July 28, 2017, and payable on July 31, 2017.

On July 21, 2017 the MainStay Cushing Renaissance Advantage Fund declared a distribution payable of $0.14 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on July 20, 2017, and payable on July 21, 2017.

On July 21, 2017 the MainStay Cushing Energy Income Fund declared distributions of $0.0507, 0.0492, 0.0407 and 0.0534 per share, to Class A shareholders, Investor Class shareholders, Class C shareholders and Class I shareholders of record on July 20, 2017, and payable on July 21, 2017.

60	MainStay Cushing Funds

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees of the MainStay Group of Funds (“Board”) unanimously approved the Management Agreement with respect to the MainStay Cushing MLP Premier Fund, MainStay Cushing Renaissance Advantage Fund and MainStay Cushing Energy Income Fund (“Cushing Funds”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Cushing Funds.

In reaching its decision to approve the Agreement, the Board considered information furnished by New York Life Investments and Cushing in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Cushing Funds and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Cushing Funds’ investment performance, management fees and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cushing (including institutional separate accounts) that follow investment strategies similar to the Cushing Funds and the rationale for any differences in the Cushing Funds’ management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Cushing Funds to New York Life Investments and its affiliates and Cushing and responses from New York Life Investments and Cushing to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Cushing Funds (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Cushing Funds prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Cushing Funds’ distribution arrangements. In addition, the Board received information regarding the Cushing Funds’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Cushing Funds. New York Life Investments also provided the Board with information regarding the revenue sharing payments made to intermediaries that promote the sale, distribution, and/or servicing of the Cushing Funds’ shares.

In considering the Agreement, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Cushing Funds by New York Life Investments and Cushing; (ii) the investment performance of the Cushing Funds, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationship with the Cushing Funds; (iv) the extent to which economies of scale have been realized or may be realized if the Cushing Funds grow and the extent to which economies of scale have benefited or may benefit the Cushing Funds’ shareholders; and (v) the reasonableness of the Cushing Funds’ management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cushing. Although the Board recognized that the comparisons between the Cushing Funds’ fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Cushing Funds’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cushing. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to shareholders of the Cushing Funds and that the Cushing Funds’ shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Cushing Funds. The factors that figured prominently in the Board’s decision to approve the Agreements are summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Cushing Funds. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Cushing Funds, noting that New York Life Investments manages other mutual funds, serves a variety of other

61

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Cushing Funds as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Cushing Funds, including its extensive oversight of Cushing. The Board also considered the full range of services that New York Life Investments supplies to the Cushing Funds under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Cushing Funds’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Cushing Funds’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Cushing Funds’ Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Cushing Funds and noted that New York Life Investments is responsible for compensating the Cushing Funds’ officers. The Board also considered benefits to shareholders of being part of the MainStay Group of Funds, including the privilege of exchanging investments between the same class of shares without the imposition of a sales charge, as described more fully in the Cushing Funds’ prospectus.

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Cushing Funds. The Board evaluated Cushing’s experience in serving as subadvisor to the Cushing Funds and managing other portfolios. It examined Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and Cushing’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Cushing Funds’ investments and those of other accounts managed by Cushing. The Board also reviewed Cushing’s willingness to invest in personnel that benefit the Cushing Funds. In this regard, the Board considered the experience of the Cushing Funds’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the Cushing Funds should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Cushing Funds’ investment performance, the Board considered investment performance results in light of the Cushing Funds’ investment objectives, strategies and risks, as disclosed in the Cushing Funds’ prospectus. The Board particularly considered detailed investment reports on the Cushing Funds’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Cushing Funds’ gross and net returns, the Cushing Funds’ investment performance relative to relevant investment categories and Cushing Fund benchmarks, the Cushing Funds’ risk-adjusted investment performance and the Cushing Funds’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Cushing Funds as compared to peer funds.

In considering the Cushing Funds’ investment performance, the Board focused principally on the Cushing Funds’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Cushing Funds’ investment performance as well as discussions between the Cushing Funds’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Cushing Funds. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to enhance Cushing Fund investment performance and the results of those actions. With respect to Cushing MLP Premier Fund and Cushing Renaissance Advantage Fund, the Board noted that the Funds had underperformed relative to peers in the recent performance review period, and considered its discussions with representatives from New York Life Investments regarding the volatility of the energy markets during the period. With respect to the Cushing Energy Income Fund, the Board considered revisions to the Fund’s name and investment strategies and noted that the Fund’s recent investment performance had improved.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreement, that the long-term investment performance of the Cushing Funds, along with ongoing efforts by New York Life Investments and Cushing to enhance investment returns, supported a determination to approve the Agreements. The Cushing Funds disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Semiannual Report and in the Cushing Funds’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered the costs of the services provided by New York Life Investments and Cushing under the Agreements and the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Cushing Funds. Although the Board did not receive specific profitability information from Cushing, the Board considered representations from Cushing and New York Life Investments that the subadvisory fee paid by New York Life Investments to

62	MainStay Cushing Funds

Cushing for services provided to the Funds was the result of arm’s-length negotiations. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Cushing Funds, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Cushing Funds.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Cushing Funds, and that New York Life Investments is responsible for paying the subadvisory fees for the Cushing Funds. The Board acknowledged that New York Life Investments and Cushing must be in a position to pay and retain experienced professional personnel to provide services to the Cushing Funds and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cushing to continue to provide high-quality services to the Cushing Funds. The Board also recognized that the Cushing Funds benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationship with New York Life Investments.

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Funds. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Cushing Funds and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Cushing Funds, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Cushing Funds and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Cushing Funds, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Cushing Funds. The Board recognized, for example, the benefits to Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Cushing Funds with respect to trades on the Cushing Funds’ portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board further considered that, in addition to fees earned by New York Life Investments for managing the Cushing Funds, New York Life Investments’ affiliates also earn revenues from serving the Cushing Funds in various other capacities, including as the Cushing Funds’ transfer agent and distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Cushing Funds to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Cushing Funds to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Cushing Funds on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Cushing Funds supported the Board’s decision to approve the Agreements. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Cushing Funds are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Cushing Funds.

Extent to Which Economies of Scale May Be Realized as the Cushing Funds Grow

The Board considered whether the Cushing Funds’ expense structures permit economies of scale to be shared with Cushing Fund investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Cushing Funds and other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Cushing Funds in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Cushing Funds’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Cushing Funds’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered

63

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

New York Life Investments’ assessment of the extent economies of scale existed for Funds that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Cushing Funds’ expense structures appropriately reflect economies of scale for the benefit of Cushing Fund investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Cushing Funds’ expense structures as the Cushing Funds grow over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Cushing Funds’ expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fees paid by the Cushing Funds to New York Life Investments, because the fees paid to Cushing are paid by New York Life Investments, not the Cushing Funds.

In assessing the reasonableness of the Cushing Funds’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Cushing Funds. The Board particularly considered differences in the contractual management fee schedules of the retail MainStay Funds and similarly-managed MainStay VP Portfolios, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Cushing Funds’ net management fees and expenses. The Board also considered its discussions with representatives from New York Life Investments regarding the Cushing Funds’ management fees and total net expenses. The Board noted that, following discussion with the Board, New York Life Investments had reduced the Cushing Energy Income Fund’s management fee and revised the Fund’s expense limitation arrangement to implement a lower limitation on expenses effective March 31, 2016. The Board also noted that, following discussion with the Board, New York Life Investments had revised the Cushing Renaissance Advantage Fund’s expense limitation arrangement to implement a lower cap on expenses effective April 1, 2016. The Board further noted that New York Life Investments had also agreed to reduce the Cushing Renaissance Advantage Fund’s management fee. The Board also considered that, following discussion with the Board, New York Life Investments had proposed, and the Board had approved, a management fee breakpoint for the Cushing Renaissance Advantage Fund.

The Board noted that, outside of the Cushing Funds’ management fees and the fees charged under a share class’s Rule 12b-1 and/or shareholder services plans, a share class’s most significant “other expenses” are transfer agent fees. Transfer agent fees are charged to the Cushing

Funds based on the number of shareholder accounts (a “per-account” fee) as compared with certain other fees (e.g., management fees), which are charged based on the Cushing Funds’ average net assets. The Board took into account information from New York Life Investments showing that the Cushing Funds’ transfer agent fee schedule is reasonable, including industry data demonstrating that the per-account fees that NYLIM Service Company LLC, the Cushing Funds’ transfer agent, charges the Cushing Funds are within the range of per-account fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Cushing Funds. The Board also noted information received from NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the services it provides to the Cushing Funds.

The Board considered that, because the Cushing Funds’ transfer agent fees are billed on a per-account basis, the impact of transfer agent fees on a share class’s expense ratio may be more significant in cases where the share class has a high number of accounts with limited assets (i.e., small accounts). The Board observed that transfer agent fees are a significant portion of total expenses of a number of funds in the MainStay Group of Funds. The impact of transfer agent fees on the expense ratios of these MainStay Funds tend to be greater than for other open-end retail funds, because the MainStay Group of Funds generally has a significant number of small accounts relative to competitor funds. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company (“New York Life”) policyholders, who often maintain smaller account balances than other fund investors. The Board also recognized measures that it and New York Life Investments have taken in recent years to mitigate the effect of small accounts on the expense ratios of Fund share classes, including: (i) encouraging New York Life agents to consolidate multiple small accounts held by the same investor into one MainStay Asset Allocation Fund account; (ii) introducing Investor Class shares for certain MainStay Funds in early 2008 to consolidate smaller account investors; (iii) closing small accounts with balances below $250 in Investor Class shares or $750 in all other classes of shares; (iv) eliminating an exception with no minimum investment amount with respect to AutoInvest accounts with subsequent monthly purchases of $100; (v) since 2007, charging an annual $20.00 small account fee on certain accounts with balances below $1,000; and (vi) modifying the approach for billing transfer agent expenses to reduce the degree of subsidization by large accounts of smaller accounts. The Board also considered that NYLIM Service Company LLC had waived its cost of living adjustments in 2015, 2016 and 2017. In addition, the Board acknowledged New York Life Investments’ continued efforts to encourage intermediaries to consolidate small accounts in multiple Funds held by the same investor into a single Asset Allocation Fund account, if appropriate under the circumstances, in an effort to mitigate the effect of small accounts on the funds in the MainStay Group of Funds.

After considering all of the factors outlined above, the Board concluded that the Cushing Funds’ management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the

64	MainStay Cushing Funds

Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

65

Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Funds’ securities is available without charge, upon request, (i) by visiting the Funds’ website at mainstayinvestments.com; and (ii) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds are required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Funds’ most recent Form N-PX is available free of charge upon request by calling 800-MAINSTAY (624-6782); visiting the Fund’s website at mainstayinvestments.com; or on the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure (Unaudited)

Each Cushing Fund is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. Each Cushing Fund’s Form N-Q is available without charge, on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-MAINSTAY (624-6782). You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

66	MainStay Cushing Funds

MainStay Funds

Equity

U.S. Equity

MainStay Common Stock Fund

MainStay Cornerstone Growth Fund

MainStay Epoch U.S. All Cap Fund

MainStay Epoch U.S. Equity Yield Fund

MainStay Epoch U.S. Small Cap Fund

MainStay Large Cap Growth Fund

MainStay MAP Equity Fund

MainStay S&P 500 Index Fund

MainStay U.S. Equity Opportunities Fund

International/Global Equity

MainStay Emerging Markets Equity Fund

MainStay Epoch Capital Growth Fund

MainStay Epoch Global Choice Fund

MainStay Epoch Global Equity Yield Fund

MainStay Epoch International Choice Fund

MainStay Epoch International Small Cap Fund

MainStay International Equity Fund

MainStay International Opportunities Fund

Income

Taxable Bond

MainStay Emerging Markets Debt Fund

MainStay Floating Rate Fund

MainStay Government Fund

MainStay High Yield Corporate Bond Fund

MainStay Indexed Bond Fund

MainStay Short Duration High Yield Fund

MainStay Total Return Bond Fund

MainStay Unconstrained Bond Fund

Municipal/Tax Advantaged Bond

MainStay California Tax Free Opportunities Fund1

MainStay High Yield Municipal Bond Fund

MainStay New York Tax Free Opportunities Fund2

MainStay Tax Advantaged Short Term Bond Fund

MainStay Tax Free Bond Fund

Money Market

MainStay Money Market Fund

Mixed Asset

MainStay Balanced Fund

MainStay Convertible Fund

MainStay Income Builder Fund

Alternative

MainStay Absolute Return Multi-Strategy Fund

MainStay Cushing Energy Income Fund

MainStay Cushing MLP Premier Fund

MainStay Cushing Renaissance Advantage Fund

Asset Allocation/Target Date

MainStay Conservative Allocation Fund

MainStay Growth Allocation Fund

MainStay Moderate Allocation Fund

MainStay Moderate Growth Allocation Fund

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

MainStay Retirement 2060 Fund

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam France S.A.S.3

Paris, France

Cornerstone Capital Management Holdings LLC3

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Epoch Investment Partners, Inc.

New York, New York

MacKay Shields LLC3

New York, New York

Markston International LLC

White Plains, New York

NYL Investors LLC3

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Legal Counsel

Dechert LLP

Washington, District of Columbia

Independent Registered Public Accounting Firm

KPMG LLP

Philadelphia, Pennsylvania

1. Class A and Class I shares of this Fund are registered for sale in AZ, CA, MI, NV, OR, TX, UT and WA. Class I shares are registered for sale in CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY.

2. This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.

3. An affiliate of New York Life Investment Management LLC.

Not part of the Semiannual Report

For more information

800-MAINSTAY (624-6782)

mainstayinvestments.com

MainStay Investments® is a registered service mark and name under which New York Life Investment Management LLC does business. MainStay Investments, an indirect subsidiary of New York Life Insurance Company, New York, NY 10010, provides investment advisory products and services. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed through NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.

©2017 NYLIFE Distributors LLC. All rights reserved.

Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

1740752 MS192-17	MSCU10-07/17 (NYLIM) NL266

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)	Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY FUNDS TRUST

By:	/s/ Stephen Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 4, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	August 4, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	August 4, 2017

EXHIBIT INDEX

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.